As filed with the Securities and Exchange Commission on May 30, 2024

1940 Act File No. 811-23967

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No.	☐

TCW SPIRIT DIRECT LENDING LLC

(Exact Name of Registrant as Specified in Charter)

200 Clarendon Street, 51st Floor

Boston, Massachusetts 02117

(Address of Principal Executive Offices)

(617) 936-2275

(Registrant’s Telephone Number)

Andrew Bowden, Esq.

Executive Vice President and

General Counsel

The TCW Group, Inc.

515 South Flower Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

Copy to:

Vadim Avdeychik, Esq.

Clifford R. Cone, Esq.

Clifford Chance US LLP

Two Manhattan West

375 9th Avenue

New York, NY 10001-1696

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).
☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).
☐

If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

This Registration Statement has been filed by the Registrant pursuant to Section 8(b) of the Investment Company Act. Shares in the Registrant are not being registered under the Securities Act, and will be issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of, and/or Regulation D under, the Securities Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any interest in the Registrant.

TCW SPIRIT DIRECT LENDING LLC

CROSS REFERENCE SHEET

PARTS A AND B

Item No.	Registration Statement Caption	Caption in Part A or B
1.	Outside Front Cover	Not Required

2.	Cover Pages; Other Offer Information	Not Required

3.	Fee Table and Synopsis	Fee Table and Synopsis

4.	Financial Highlights	Not Required

5.	Plan of Distribution	Not Required

6.	Selling Stockholders	Not Required

7.	Use of Proceeds	Not Required

8.	General Description of the Registrant	General Description of the Registrant

9.	Management	Management

10.	Capital Stock, Long-Term Debt, and Other Securities	Capital Stock, Long-Term Debt, and Other Securities

11.	Defaults and Arrears on Senior Securities	Defaults and Arrears on Senior Securities

12.	Legal Proceedings	Legal Proceedings

13.	[Removed and reserved.]	Not required

14.	Cover Page of SAI	Cover Page

15.	Table of Contents	Table of Contents

16.	General Information and History	Not Applicable

17.	Investment Objective and Policies	Investment Objective and Policies

18.	Management	Management

19.	Control Persons and Principal Holders of Securities	Control Persons and Principal Holders of Securities

20.	Investment Advisory and Other Services	Investment Manager and Other Services

21.	Portfolio Managers	Portfolio Managers

22.	Brokerage Allocation and Other Practices	Brokerage Allocation and Other Practices

23.	Tax Status	Tax Status

24.	Financial Statements	Financial Statements and Exhibits

PART C

The information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of the Registration Statement.

Part A: Information Required in a Prospectus

Responses to Items 1, 2, 3.2, 4, 5, 6 and 7 of Part A have been omitted pursuant to Paragraph 3 of Instruction G of the General Instructions to Form N-2.

Item 3. Fee Table and Synopsis

The following fee table summarizes the fees and expenses that a holder (each, a “Unitholder”) of limited liability company units (“Units”) in TCW Spirit Direct Lending LLC (the “Fund”) will bear directly or indirectly. Certain of the percentages indicated in the table below are estimates and may vary.

Annual Expenses (as a percentage of net assets):

Management Fee(1)	1.25%
Fees and Interest Payments on Borrowed Funds(2)	0.40%
Other Expenses (including organizational expenses, insurance costs and directors’ fees)(3)	1.75%
Incentive Fee(4)	1.15%
Total Annual Expenses	4.55%
Less Fee Waiver(5)	0.40%
Total Annual Expenses After Fee Waiver	4.15%

(1)

For its provision of advisory services to the Fund, TCW Asset Management Company LLC (the “Adviser”) receives an annual fee (the “Management Fee”), payable quarterly in arrears, equal to 1.25% of average gross assets (as determined as set forth herein with such determination equal to net assets) of the Fund on a consolidated basis, with the average determined as of the end of the three most recently completed calendar months. “Gross assets” means the amortized cost of portfolio investments of the Fund (including portfolio investments purchased with borrowed funds and other forms of leverage, such as Preferred Units (as defined herein), public and private debt issuances, derivative instruments, repurchase agreements and other similar instruments or arrangements) that have not been sold, distributed to the Members (as defined herein) or written off for tax purposes (but reduced by any portion of such cost basis that has been written down to reflect a permanent impairment of value of any portfolio investment), and excluding cash and cash equivalents.

(2)	“Fees and Interest Payments on Borrowed Funds” are based on estimated amounts for the current fiscal year.
(3)	Other Expenses are based on estimated expenses for the current fiscal year.
(4)

At the end of each calendar quarter of the Fund (and at certain other times), the Adviser (or, to the extent permitted by applicable law, an affiliate of the Adviser) will be entitled to receive an Incentive Fee, defined in Item 9.1(b), calculated on a cumulative basis and the amount of the Incentive Fee payable in connection with any distribution (or deemed distribution), which shall be calculated gross of applicable currency conversion costs with such costs to be borne by the Fund, will be determined in accordance with the following formula each time amounts are to be distributed to the Unitholders: (i) first, no Incentive Fee will be owed until the Unitholders have collectively received cumulative distributions equal to their aggregate contributions to the Fund in respect of all Units; (ii) second, no Incentive Fee will be owed until the Unitholders have collectively received cumulative distributions equal to a 7.5% internal rate of return on their aggregate contributions to the Fund in respect of all Units (the “Hurdle”); (iii) the Adviser will be entitled to an Incentive Fee out of 100% of additional amounts otherwise distributable to Unitholders until such time as the Incentive Fee paid to the Adviser is equal to 15% of the sum of (A) the amount by which the Hurdle exceeds the aggregate contributions of the Unitholders in respect of all Units and (B) the amount of Incentive Fee being paid to the Adviser pursuant to this clause (iii); and (iv) thereafter, the Adviser will be entitled to an Incentive Fee equal to 15% of additional amounts otherwise distributable to Unitholders in respect of all Units, with the remaining 85% distributed to the Unitholders. “Incentive Fee” is based on the estimated performance of the Fund.

(5)

The Adviser and the Fund have entered into a fee waiver agreement (the “Fee Waiver Agreement”) under which the Adviser has agreed contractually to waive: (i) 0.35% of its management fee when the Fund’s assets under management are less than or equal to AU$250 million; (ii) 0.40% when the Fund’s assets under management are greater than AU$250 million but less than or equal to AU$500 million; and (iii) 0.45% when the Fund’s assets under management are greater than AU$500 million. Pursuant to the Fee Waiver Agreement, the Adviser has also agreed to reduce the Incentive Fee from 15% to 10%. See Item 9.1.

Example

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return:	$10.06	$9.48	$18.90	$18.90

The purpose of the above table is to assist a Unitholder in understanding the various costs and expenses that it will bear directly or indirectly. For a more complete description of the various fees and expenses see “Item 9.1(b) Investment Adviser”. The Example is based on the expenses set forth in the table above and should not be considered a representation of the future expenses. Actual expenses may be higher or lower than those shown. Moreover, the annual return may be greater or less than the hypothetical 5% return in the table above.

Item 8.1 General Description of the Registrant

The Fund was formed on March 5, 2024 as a limited liability company under the laws of the State of Delaware and is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act” or “1940 Act”) as a non-diversified closed-end management investment company. The Fund operates under an Amended and Restated Limited Liability Company Agreement (the “LLC Agreement”) dated May 30, 2024. The Fund intends to elect to be treated for U.S. federal income tax purposes, and to qualify annually thereafter, as a regulated investment company (“RIC”) pursuant to Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the “Code”).

The Fund expects to conduct a private offering of the Units to investors in reliance on exemptions from the registration requirements of the U.S. Securities Act of 1933, as amended (the “Securities Act”). Any investors in the Fund will be generally required to be persons who are both “accredited investors,” as defined in Regulation D under the Securities Act, and “qualified clients,” as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Fund may decline to accept any investment in its discretion. This Registration Statement by itself does not constitute an offer to sell, or the solicitation of an offer to buy, any “security” within the meaning of the Securities Act.

The Fund anticipates commencing its investment activities on the date Units are issued to persons not affiliated with the Adviser, which is referred to herein as the “Initial Closing Date.” The Fund expects the Initial Closing Date to occur in the second quarter of 2024.

An investment in the Units is not suitable for investors that require short-term liquidity:

•	Units will not be publicly traded and Unitholders should not expect to be able to sell their Units regardless of how the Fund performs.

•	Units are not currently listed on any securities exchange, and Unitholders should not rely on a secondary market in the Units developing in the foreseeable future, if ever.

•	The Fund is not obligated, and does not intend, to implement a Unit repurchase program.

•	Unitholders will have no right to require the Fund to repurchase any of their Units.

•	Accordingly, Unitholders should consider that they may not have access to the money they invest for an indefinite period of time.

•

The Fund intends to operate as an evergreen fund with no termination date and, accordingly, does not intend to cease its investment operations nor seek to liquidate its investment portfolio as of any specified date.

•	Accordingly, as a result of the Fund operating as an evergreen fund with no termination date, Unitholders may be unable to sell their Units and receive proceeds when they wish to do so, if at all.

The Adviser

TCW Asset Management Company LLC (the “Adviser”), which is registered as an investment adviser with the Securities and Exchange Commission (“SEC”) under the Advisers Act, is the Adviser to the Fund. The Adviser is a wholly owned subsidiary of The TCW Group, Inc. (the “TCW Group”).

The Administrator

The Fund entered into an administration agreement (the “Administration Agreement”) with TCW Asset Management Company LLC (the “Administrator”) under which the Administrator will furnish the Fund with office facilities and equipment, and clerical, bookkeeping and record keeping services. Pursuant to the Administration Agreement, the Administrator will oversee the maintenance of the Fund’s financial records and otherwise assist with the Fund’s compliance with Investment Company Act and RIC rules, monitor the payment of the Fund’s expenses, oversee the performance of administrative and professional services rendered to the Fund by others, be responsible for the financial and other records that the Fund is required to maintain, prepare and disseminate reports to Unitholders and reports and other materials to be filed with the SEC or other regulators, assist the Fund in determining and publishing (as necessary or appropriate) the Fund’s net asset value, oversee the preparation and filing tax returns, generally oversee the payment of the Fund’s expenses and provide such other services as the Administrator, subject to review of the Fund’s board of directors (the “Board”), shall from time to time determine to be necessary or useful to perform its obligations under the Administration Agreement. The Administrator may perform these services directly, may delegate some or all of them through the retention of a sub-administrator and may remove or replace any sub-administrator.

Item 8.2 Investment Objectives and Policies

The Fund’s investment objective is to seek to preserve capital and generate attractive risk-adjusted returns primarily through direct investments in senior secured loans to middle market companies. There can be no assurance that the Fund will achieve its investment objective.

The Fund seeks to meet its investment objective by originating and investing in loans to middle market companies.

Although the Fund will be primarily focused on investing in senior secured debt obligations, there may be occasions where the Fund’s investments may be unsecured which mainly are a result of reorganizations or restructurings in which senior secured debt obligation are converted into unsecured investments and unsecured positions are only expected to comprise a minority proportion of the Fund’s investments. The Fund’s highly negotiated private investments may include senior secured loans, unsecured senior loans, subordinated and mezzanine loans, convertible securities, notes and other non-convertible debt securities, equity securities, and equity-linked securities such as options and warrants. The Fund may also consider making an equity investment, in combination with a debt investment. Fund investments will mostly be made in portfolio companies formed as corporations, partnerships and other business entities. Fund’s typical investment commitment is expected to be between $1 million and $10 million. The general maturity and duration for Fund investments is estimated to be approximately five years. The Fund currently expects to focus its investments in portfolio companies in a variety of industries. While the Fund intends to focus on investments in middle market companies, the Fund may invest in larger or smaller companies. The Fund will consider financings for many different purposes, including corporate acquisitions, growth opportunities, liquidity needs, rescue situations, recapitalizations, debtor-in-possession (“DIP”) loans, bridge loans and Chapter 11 exits.

The issuers in which the Fund intends to invest will typically be highly leveraged, and, in most cases, these investments will not be rated by any rating agency. If these investments were rated, they would likely receive a rating from a nationally recognized statistical rating organization of below investment grade, which is often referred to as “junk.” Exposure to below investment grade securities involves certain risks, and those securities are viewed as speculative with respect to the issuer’s capacity to pay interest and repay principal.

Because the Fund intends to qualify as a RIC under Subchapter M of the Code, its portfolio will be subject to diversification and other requirements. In addition to those diversification requirements, the Fund will not invest more than 10% of investors’ aggregate capital commitments to the Fund through the Units (the “Commitments”) in any single portfolio company.

The Fund may not incur indebtedness for borrowed money (including through the issuance of notes and other evidence of indebtedness) or arrange to make guarantees to support any such indebtedness or other obligations except to the extent such indebtedness or obligation occurs pending completion of calls for contributions of Undrawn Commitments (as defined herein). In no event will leverage employed exceed the maximum amount permitted under the Investment Company Act.

Fundamental Investment Policies

The policies identified as fundamental in the paragraph below are the Fund’s only fundamental policies. Fundamental policies may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting Units. As defined by the Investment Company Act, the vote of a “majority of the outstanding voting Units of the Fund” means the vote, at an annual or special meeting of the Unitholders duly called, (a) of 66-2/3% or more of the voting Units present at such meeting, if the holders of more than 50% of the Fund’s outstanding voting Units are present or represented by proxy; or (b) of more than 50% of the Fund’s outstanding voting Units, whichever is less.

The following are the Fund’s fundamental investment limitations set forth in their entirety. The Fund will not:

1.	issue senior securities or borrow money to purchase additional securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

2.	make loans to other persons, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.;

3.

concentrate (invest 25% or more of the Fund’s total assets) Fund investments in any particular industry or group of industries (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and tax-exempt securities of governments or their political subdivisions will not be considered to represent an industry);

4.

underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act in the disposition of restricted securities held in the Fund’s portfolio;

5.

purchase or sell real estate purchase or sell real estate, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time; and

6.	purchase or sell commodities except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

With respect to these investment restrictions and other policies, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

•

The investment objective of the Fund is non-fundamental and may be changed by the Board without Shareholder approval. In addition, the following investment policy of the Fund is non-fundamental and may be changed by the Board without Shareholder approval. The Fund intends to not invest more than 30% of its total assets in (a) any blind pool investment fund or similar vehicle established and managed by a party unrelated to the Adviser and (b) investments outside of the United States and Canada.

•

The Fund will not invest in (i) residual interests in entities treated as real estate mortgage investment conduits (“REMICs”) or (ii) real estate investment trusts that (A) are treated as taxable mortgage pools or (B) hold residual interests in REMICs or subsidiaries that are taxable mortgage pools, in each case as determined for U.S. federal income tax purposes.

Item 8.3 Risk Factors

The following are certain risk factors that relate to the operations and terms of the Fund. These considerations, which do not purport to be a complete description of any of the particular risks referred to or a complete list of all risks involved in an investment in the Fund, should be carefully evaluated before determining whether to invest in the Fund.

The Units are speculative and illiquid securities involving substantial risk of loss. An investment in the Fund is appropriate only for those investors who do not require a liquid investment, for whom an investment in the Fund does not constitute a complete investment program, and who fully understand and are capable of assuming the risks of an investment in the Fund.

Market and geopolitical events could materially and adversely affect certain of the Fund’s portfolio companies, and could materially and adversely affect the Fund’s business, financial condition, results of operations and cash flows. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. The Fund’s business and operations, as well as the business and operations of the Fund’s portfolio companies, may be materially adversely affected by inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the Fund’s business and operations, and on the business and operations of the Fund’s portfolio companies.

Disruption and Instability in Capital Markets. The U.S. and global capital markets experienced extreme volatility and disruption in recent years, leading to recessionary conditions and depressed levels of consumer and commercial spending. For instance, recent failures in the banking sector have caused significant disruption and volatility in U.S. and global markets. Disruptions in the capital markets increased the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. The Fund cannot assure you that these conditions will not worsen. If conditions worsen, a prolonged period of market illiquidity could have a material adverse effect on the Fund’s business, financial condition and results of operations. Unfavorable economic conditions also could increase the Fund’s funding costs, limit the Fund’s access to the capital markets or result in a decision by lenders not to extend credit to us. These events could limit the Fund’s investment originations, limit the Fund’s ability to grow and negatively impact the Fund’s operating results.

In addition, to the extent that recessionary conditions return, the financial results of small to mid-sized companies, like those in which the Fund invests, will likely experience deterioration, which could ultimately lead to difficulty in meeting debt service requirements and an increase in defaults. Additionally, the end markets for certain of the Fund’s portfolio companies’ products and services may experience negative economic trends. The performances of certain of the Fund’s portfolio companies may be negatively impacted by these economic or other conditions, which may ultimately result in:

•	the Fund’s receipt of a reduced level of interest income from the Fund’s portfolio companies;

•	decreases in the value of collateral securing some of the Fund’s loans and the value of the Fund’s equity investments; and

•	ultimately, losses or change-offs related to the Fund’s investments.

Russia’s invasion of Ukraine in February 2022, the resulting responses by the U.S. and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The U.S. and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies. Furthermore, the conflict between Russia and Ukraine and the varying involvement of the United States and other NATO countries could present material uncertainty and risk with respect to us and the performance of the Fund’s investments or operations, and the Fund’s ability to achieve the Fund’s investment objectives. Additionally, to the extent that third parties, investors, or related customer bases have material operations or assets in Russia or Ukraine, they may have adverse consequences related to the ongoing conflict. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial.

In addition, the political reunification of China and Taiwan, over which China continues to claim sovereignty, is a highly complex issue that has included threats of invasion by China. Political or economic disturbances (including an attempted unification of Taiwan by force), any economic sanctions implemented in response, and any escalation of hostility between China and Taiwan would likely have a significant adverse impact on economies, markets and individual securities globally.

Lack of Operating History. The Fund will not commence investment operations until the Initial Closing Date and has no performance history. Past performance, including the past performance of the prior Direct Lending Funds or other investment entities and accounts managed by the Adviser, is not necessarily indicative of the Fund’s future results. There can be no assurance that the Fund will achieve its investment objective.

Closed-end fund; liquidity limited to periodic repurchases of Units. The Fund is a non-diversified, closed-end management investment company designed primarily for long-term investors, and is not intended to be a trading vehicle. The Fund is not a liquid investment and you should not invest in this Fund if you need a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their units on a daily basis at a price based on net asset value. In order to be able to meet daily redemption requests, mutual funds are subject to more stringent liquidity requirements than closed-end funds. In particular, a mutual fund generally may not invest more than 15% of its net assets in illiquid securities. In contrast, the majority of the Fund’s investments will be illiquid.

The Fund does not intend to list its Units for trading on any national securities exchange. There is no secondary trading market for Units, and none is expected to develop. Units are, therefore, not readily marketable. Because the Fund is a closed-end investment company, its Units are not redeemable at the option of persons admitted as members of the Fund (“Members”) and they are not exchangeable for Units of any other fund. The Adviser does not currently intend to recommend that the Board conduct repurchase offers and, therefore, Units are considerably less liquid than units of funds that trade on a stock exchange, or units of open-end registered investment companies. There can be no assurance that the Fund will conduct repurchase offers in any particular period.

An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of Units and the underlying investments of the Fund. Additionally, because Units are not listed on any securities exchange, the Fund is not required, and does not intend, to hold annual meetings of its Members unless called for under the provisions of the Investment Company Act.

Dependence on Key Personnel and Other Management. Unitholders have no right or power to participate in the management of the Fund and may not receive detailed financial information regarding investments that is available to the Adviser. An investor in the Fund must rely upon the ability of the Adviser to identify, structure and implement investments consistent with the Fund’s investment objectives and policies. Accordingly, the Fund’s success is dependent on the Adviser’s ability to retain and motivate highly qualified professionals. The loss of services of Mr. Richard Miller and Ms. Suzanne Grosso, Mr. Mark Gertzof and Mr. David Wang could have an adverse effect on the Fund’s business, financial condition or results of operations. The Fund’s future success also depends on the Adviser’s ability to identify, hire, train and retain other highly qualified and experienced investment and management professionals. Competition for such professionals is significant, and there can be no assurance that the Adviser will be able to attract or retain other highly qualified professionals in the future. The inability of the Adviser to attract and retain such professionals could have a material adverse effect upon the Fund’s business, financial condition or results of operations.

No Assurance of Profits. There is no assurance that the Fund will be able to generate returns for Unitholders or that the returns will be commensurate with the risks of investing in the types of investments described herein. The marketability and value of any of the Fund’s investments will depend upon many factors beyond the Fund’s control. The Fund will incur organizational expenses, Management Fees and other operating expenses which may exceed its income, and a Unitholder could lose the entire amount of its contributed capital. Therefore, a prospective investor should only invest in the Fund if such investor can withstand a total loss of his or her investment. The past investment performance of the entities and accounts with which the Adviser and its investment professionals have been associated cannot be taken to guarantee future results of any investment in the Fund.

RISKS RELATED TO THE FUND’S INVESTMENTS

Economic Recessions or Downturns. Many of the portfolio companies in which the Fund intends to invest may be susceptible to economic slowdowns or recessions and may be unable to repay the loans the Fund made to them during these periods. Therefore, the Fund’s non-performing assets may increase and the value of the Fund’s portfolio may decrease during these periods as the Fund is required to record the Fund’s investments at their current fair value. Adverse economic conditions also may decrease the value of collateral securing some of the Fund’s loans and the value of the Fund’s equity investments. Economic slowdowns or recessions could lead to financial losses in the Fund’s portfolio and a decrease in revenues, net investment income and assets. Unfavorable economic conditions also could increase the Fund’s and the Fund’s portfolio companies’ funding costs, limit the Fund’s and the Fund’s portfolio companies’ access to the capital markets or result in a decision by lenders not to extend credit to us or the Fund’s portfolio companies. These events could prevent us from increasing investments and harm the Fund’s operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt that the Fund holds. The Fund may incur additional expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if one of the Fund’s portfolio companies were to go bankrupt, depending on the facts and circumstances, a bankruptcy court might subordinate all or a portion of the Fund’s claim to that of other creditors.

Reliance on Portfolio Company Management. The day-to-day operations of each portfolio company in which the Fund invests will be the responsibility of such entity’s management team. In addition, the Fund may make investments in portfolio companies where the Fund has limited influence and the other investors in such portfolio company have economic or business interests or goals that are inconsistent with the Fund’s business interests and goals. There can be no assurance that the existing management team of a portfolio company or any successor will be able to operate any such entity in accordance with the Fund’s expectations. In this situation, the Fund may not be in a position to limit or otherwise protect the value of the Fund’s investment.

Competition for Investment Opportunities. There can be no assurance that there will be a sufficient number of suitable investment opportunities to enable the Fund to invest all of its assets in opportunities that satisfy the investment strategy, or that such investment opportunities will lead to completed investments. The activity of identifying, structuring, completing, implementing and realizing attractive investment opportunities is highly competitive. The Fund will compete for investment opportunities with many other industry participants, including business development companies, public and private funds, individual and institutional investors, and financial institutions. Many such entities have substantially greater economic and personnel resources than the Fund and/or better relationships with borrowers and others and/or the ability to accept more risk than the Fund believe can be prudently managed. Accordingly, competition for investments may have the effect of reducing the number of suitable prospective investments available to the Fund and increasing the bargaining power of borrowers, thereby reducing the Fund’s investment returns. Furthermore, the availability of investment opportunities generally will be subject to market conditions. It is possible that the Fund’s capital will not be fully utilized if sufficient attractive investments are not identified and consummated by the Adviser.

No Secondary Market for Securities. The Fund’s investments are generally heavily negotiated and, accordingly, do not have the liquidity of conventional securities. Due to their illiquid nature, the Fund may not be able to dispose of its investments in a timely manner, at a fair price and/or in the manner that was thought to be viable when the investment was initiated (due to economic, legal, political or other factors). There is no assurance that the Fund will be able to dispose of an investment in a particular security. The inability to dispose of a security could result in losses incurred by the Fund, including the loss of the Fund’s entire investment in such security. The debt of highly leveraged companies or companies in default also may be less liquid than other debt. If the Fund voluntarily or involuntarily sold those types of debt securities, the Fund might not receive the full value the Fund expect.

Illiquidity of Collateral. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of those assets will satisfy a company’s obligations. If a company defaults on a secured investment, the Fund may receive assets other than cash or securities in full or partial satisfaction of such company’s obligations. The Fund might not be able to realize the benefit of the assets for legal, practical or other reasons. The Fund might hold those assets until it is determined to be appropriate to dispose of them.

Portfolio Concentration. Although the regulatory restrictions applicable to RICs limit the amount that the Fund may generally invest in any single portfolio company, the Fund’s investments may not be diversified. Aside from the diversification requirements that the Fund will have to comply with as a RIC and other contractual investment limitations to which the Fund is subject pursuant to the LLC Agreement, the Fund does not have any specific portfolio diversification or concentration limits. As a result, the Fund’s portfolio may include a relatively limited number of large positions. If the Fund’s investments are concentrated in a few issuers or industries, any adverse change in one or more of such issuers or industries could have a material adverse effect on the Fund’s investments. To the extent the aggregate Commitments of the Unitholders turn out to be substantially less than the amounts targeted, the Fund’s portfolio may be even more concentrated than it would otherwise be.

Valuation Risk. Many of the Fund’s portfolio securities may not have a readily available market price and the Adviser will value these securities at fair value as determined in good faith under procedures approved by the Fund’s Board of Directors, which valuation is inherently subjective and may not reflect what the Fund may actually realize for the sale of the investment. The majority of the Fund’s investments are expected to be in instruments that do not have readily ascertainable market prices. The fair value of assets that are not publicly traded or whose market prices are not readily available will be determined in good faith by the Adviser under procedures approved by the Fund’s Board of Directors. There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments the Fund makes.

Currency Hedging Risk. The Fund may enter into hedging transactions, which may expose it to risks associated with such transactions. The Fund may seek to utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of its portfolio positions from changes in currency exchange rates and market interest rates and the relative value of certain debt securities from changes in market interest rates. Use of these hedging instruments may include counter-party credit risk. To the extent the Fund has non-U.S. investments, particularly investments denominated in non-U.S. currencies, the Fund’s hedging costs will increase.

Hedging against a decline in the values of the Fund’s portfolio positions would not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions were to decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions were to increase. It also may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that the Fund is not able to enter into a hedging transaction at an acceptable price.

The success of the Fund’s hedging strategy, if any, will depend on its ability to correctly identify appropriate exposures for hedging. Unanticipated changes in currency exchange rates or other exposures that the Fund might hedge may result in poorer overall investment performance than if the Fund had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary, as may the time period in which the hedge is effective relative to the time period of the related exposure.

For a variety of reasons, the Fund may not seek to (or be able to) establish a perfect correlation between such hedging instruments and the positions being hedged. Any such imperfect correlation may prevent the Fund from achieving the intended hedge and expose the Fund to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations. Income derived from hedging transactions also is not eligible to be distributed to non-U.S. stockholders free from withholding taxes. Changes to the regulations applicable to the financial instruments the Fund uses to accomplish its hedging strategy could affect the effectiveness of that strategy.

Incorrect Valuation Risk. Certain securities in which the Fund invest may not have a readily ascertainable market price and are fair valued by the Adviser (in such capacity, the “Valuation Designee”). The Adviser will review and perform due diligence on the valuation procedures used by the Fund’s Board and monitor the returns provided by the Fund.

Credit Risks. Debt investments are subject to credit risk. Credit risk relates to the ability of the borrower to make interest and principal payments on the loan or security as they become due. If the borrower fails to pay interest, the Fund’s income might be reduced. If the borrower fails to repay principal, the value of that security and the value of the Fund might be reduced. The Fund’s investments in debt securities are subject to risks of default. The

Fund may invest in debt securities made in connection with leveraged buy-out transactions, recapitalizations (i.e., a type of a corporate restructuring that aims to change a company’s capital structure) and other highly leveraged transactions. While the Fund’s investments in senior loans typically will be secured by collateral, the Fund may have difficulty liquidating the collateral or enforcing the Fund’s rights under the terms of the senior loans in the event of the borrower’s default. There is no guarantee that the collateral securing a senior loan will be sufficient to protect the Fund against losses or a decline in income in the event of a borrower’s non-payment of interest or principal. In the event that a borrower declares bankruptcy, a court could invalidate the Fund’s security interest in the loan collateral or subordinate the Fund’s rights under the senior loan to other creditors of the borrower. Also, the Fund may invest part of the Fund’s assets in loans and other debt obligations that are not fully secured.

Interest Rate Risk. In general, the value of a debt security changes as prevailing interest rates change. For fixed-rate debt securities, when prevailing interest rates fall, the values of outstanding debt securities generally rise. When interest rates rise, the values of outstanding debt securities generally fall, and they may sell at a discount from their face amount. The Fund’s debt investments will generally have adjustable interest rates. For that reason, the Adviser expects that when interest rates change, the amount of interest the Fund received in respect of such debt investments will change in a corresponding manner. However, the interest rates of some debt investments adjust only periodically. Between the times that interest rates on debt investments adjust, the interest rates on those investments may not correlate to prevailing interest rates. In recent years the U.S Federal Reserve Board increased interest rates from historically low levels in an effort to cause inflation levels to align with the Fed’s long-term inflation target, but those rates have appeared to stabilize somewhat more recently and might be lowered in the coming year. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, or general economic conditions).

Reliance Upon Unaffiliated Co-Lender. In certain circumstances the Fund may co-invest with an unaffiliated lender, who will sometimes be responsible for performing some of the legal due diligence on the borrower and for negotiating some of the terms of the loan agreement that establishes the terms and conditions of the debt investment and the rights of the borrower and the lenders. In such circumstances, although the Fund will perform the Fund’s own due diligence, the Fund may rely in part on the quality of the due diligence performed by the co-lender and will be bound by the negotiated terms of the loan documentation. There can be no assurance that the unaffiliated co-lender will perform the same level of due diligence as the Fund would perform or that the co-lender will negotiate terms that are consistent with the terms generally negotiated and obtained by the Fund. If the unaffiliated co-lender is acting as collateral agent under the loan documentation and becomes insolvent, the assets securing the debt investment may be determined by a court or regulatory authority to be subject to the claims of the co-lender’s creditors. If that were to occur, the Fund might incur delays and costs in realizing payment on the loan, or the Fund might suffer a loss of principal and/or interest.

Reliance upon Consultants. The Adviser may rely upon independent consultants in connection with its evaluation of proposed investments; however, no assurance can be given that these consultants will accurately evaluate such investments and the Fund may incur liability as a result of such consultants’ actions.

Use of Investment Vehicles. In general, the risks associated with indirect investments in portfolio companies through a joint venture, partnership or other special purpose vehicle (each, an “Investment Vehicle”) are similar to those associated with a direct investment in a portfolio company. While the Fund will analyze the credit and business of a potential portfolio company in determining whether or not to make an investment in an Investment Vehicle, the Fund will nonetheless be exposed to the creditworthiness of the Investment Vehicle. In the event of a bankruptcy proceeding against the Investment Vehicle, the risks outlined below under “—Insolvency Considerations with Respect to Portfolio Companies” will be applicable with equal effect. Additionally, in the case of a bankruptcy proceeding against the portfolio company, the assets of the portfolio company may be used to satisfy its obligations prior to the satisfaction of the Fund’s investment in the Investment Vehicle (i.e., the Fund’s investment in the Investment Vehicle would be structurally subordinated to the other obligations of the portfolio company).

Insolvency Considerations with Respect to Portfolio Companies. Various laws enacted for the protection of creditors may apply to the Fund’s debt investments. A bankruptcy proceeding against a borrower could delay or limit the Fund’s ability to collect the principal and interest payments on that borrower’s debt obligations. In a lawsuit brought by creditors of a borrower, a court or a trustee in bankruptcy could take certain actions that would be adverse to the Fund. For example:

•

Other creditors might convince the court to set aside or subordinate a loan or the security interest in a loan as a “fraudulent conveyance,” a “preferential transfer” or for other equitable considerations. In that event, the court could recover from the Fund the interest and principal payments that the borrower made before becoming insolvent. There can be no assurance that the Fund would be able to prevent such recapture.

•	A bankruptcy court may restructure the payment obligations under debt securities so as to reduce the amount to which the Fund would be entitled.

•

The court might discharge the amount of a loan the Fund makes that exceeds the value of the collateral securing the loan. The court could subordinate the Fund’s rights to the rights of other creditors of the borrower under applicable law.

•

Although the Fund’s senior secured position under a senior loan provides some assurance that the Fund would be able to recover some of the Fund’s investment in the event of a borrower’s default, the collateral might be insufficient to cover the borrower’s debts. A bankruptcy court might find that the collateral securing the senior loan is invalid or require the borrower to use the collateral to pay other outstanding obligations. If the collateral consists of stock of the borrower or its subsidiaries, the stock may lose all of its value in the event of a bankruptcy, which would leave the Fund exposed to greater potential loss.

•

If a borrower defaults on a scheduled interest or principal payment on a debt obligation, the Fund may experience a reduction of the Fund’s income. In addition, the value of the debt investment would decline, which may, in turn, cause the Fund’s value to decline.

Lender Liability. In recent years, a number of judicial decisions in the United States have upheld the right of borrowers to sue lending institutions on the basis of various evolving legal theories (collectively termed “Lender Liability”). Generally, Lender Liability is founded upon the premise that an institutional lender has violated a duty (whether implied or contractual) of good faith and fair dealing owed to the borrower or has assumed a degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Lender Liability claims generally arise in bankruptcy, but can also arise under state law claims. Lender Liability often involves claims of misconduct where a lender (a) intentionally takes an action that exacerbates the insolvency of a borrower or issuer or that results in the undercapitalization of a borrower or issuer to the detriment of other creditors of such borrower or issuer, (b) engages in other inequitable conduct to the detriment of such other creditors, (c) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (d) uses its influence as a shareholder to dominate or control a borrower or issuer to the detriment of other creditors of such borrower or issuer. The Fund could be subject to allegations of Lender Liability because of the nature of certain of the Fund’s investments. There is also a risk that where Lender Liability is alleged, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors (a remedy called “Equitable Subordination”).

Special Risks of Highly Leveraged or other Risky Portfolio Companies. The Fund can invest up to 100% of the Fund’s total assets in debt and equity securities of portfolio companies that are highly leveraged and whose debt securities would be considered well below investment grade. The Fund may also invest in obligations of portfolio companies in connection with a restructuring under Chapter 11 of the U.S. Bankruptcy Code (i.e., a debtor in possession financing) if the obligations meet the credit standards of the Adviser. Debtor in possession financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow an entity to continue its business operations while reorganizing under Chapter 11. Such financings are senior liens on unencumbered security (i.e., security not subject to other creditor claims). These debt obligations tend to offer higher yields than investment grade securities to compensate investors for the higher risk, and are commonly referred to as “high risk securities” or, in the case of bonds, “junk bonds.” Similarly, the Fund may also invest in obligations of portfolio companies in connection with rescue situation and Chapter 11 exit financings. Rescue situation financings may avoid a company’s need to resort to bankruptcy and provide the company with working capital it needs to continue uninterrupted operations. Chapter 11 exit financings allow a company to deleverage its balance sheet and to emerge from a Chapter 11 bankruptcy. Lending to highly leveraged or other risky borrowers is highly speculative. These investments may expose the Fund to financial market risks, interest rate risks and credit risks that are significantly greater than the risks associated with other securities in which the Fund may invest. An economic downturn or a period of rising interest rates, for example, could cause a decline in the prices of such securities. The prices of securities structured as zero-coupon or pay-in-kind securities may be more volatile than securities that pay interest periodically and in cash. In the event of a default by a portfolio company, the Fund would experience a reduction of the Fund’s income and could expect a decline in the fair value of the defaulted securities and may incur significant additional expenses to seek recovery.

Risk of Bridge Financing. If the Fund makes or invests in a bridge loan or interim financing for a portfolio company that intends to refinance all or a portion of that loan, there is a risk that the borrower will be unable to complete such refinancing successfully. Such failure could lead to the portfolio company having to pay interest at increasing rates along with additional fees and expenses, the result of which may reduce the value of the portfolio company.

Risk of Subordinated or Mezzanine Financing. The Fund’s investments in subordinated or mezzanine financing will generally be unsecured or, if secured, will be subordinated to the interests of the senior lender in the borrower’s capital structure. In the event of a bankruptcy or insolvency involving the borrower where there are insufficient assets to satisfy the obligations of the borrower to its senior lender, there may be no assets available to meet its obligations to the holders of its subordinated or mezzanine debt, including the Fund.

Risks of Investing in Unitranche Loans. Unitranche loans provide leverage levels comparable to a combination of first lien and second lien or subordinated loans, and may rank junior to other debt instruments issued by the portfolio company. From the perspective of a lender, in addition to making a single loan, a unitranche loan may allow the lender to choose to participate in the “first out” tranche, which will generally receive priority with respect to payments of principal, interest and any other amounts due, or to choose to participate only in the “last out” tranche, which is generally paid only after the first out tranche is paid. The Fund may participate in “first out” and “last out” tranches of unitranche loans and make single unitranche loans, and the Fund may suffer losses on such loans if the borrower is unable to make required payments when due.

Non-U.S. Investment Risk. The Fund may invest in portfolio companies domiciled outside of the United States. Non-U.S. obligations have risks not typically involved in domestic investments. For example, non-U.S. obligations not denominated in U.S. dollars will cause investment performance to vary based on changes in the applicable currency exchange rate. Moreover, even if the Fund attempt to hedge the currency exchange risk, these hedges may be expensive and may not completely protect the Fund in all circumstances. Non-U.S. investing can also result in higher transaction and operating costs for the Fund. Non-U.S. issuers may not be subject to the same accounting and disclosure requirements that U.S. issuers are subject to. The value of non-U.S. investments may be affected by exchange control regulations, expropriation or nationalization of a company’s assets, non-U.S. taxes, delays in settlement of transactions, changes in governmental economic or monetary policies in the United States or abroad, or other political and economic factors. The Fund may have greater difficulty taking appropriate legal actions in non-U.S. courts. Non-U.S. countries may impose withholding taxes on income paid on the debt securities of issuers in those countries.

Risks of Using Derivative Instruments. The Fund may use derivative financial instruments for hedging or managing the risks associated with the assets the Fund hold. The risks posed by such instruments can be extremely complex and difficult to evaluate, including (i) risks relating to the Fund’s counterparties in such a transaction; (ii) imperfect correlation between movements in the currency, interest rate or other reference on which the derivative is based and movements in the assets of the underlying portfolio; and (iii) reduced ability to meet short-term obligations because of the percentage of the Fund’s assets segregated to cover derivative obligations. In addition, by hedging a particular position, any potential gain from an increase in value of such position may be limited.

Economic Interest of the Adviser. Because the Adviser will be compensated in part on a basis tied to the Fund’s performance, the Adviser may have an incentive to make investments that are risky or speculative.

RISKS RELATED TO UNITHOLDERS

Effect of Fees and Expenses on Returns. The Fund will pay Management Fees and Incentive Fees to the Adviser and generally will bear the Fund’s costs, expenses and liabilities in connection with the organization, operations, administration and transactions of the Fund (together with the Management Fees and Incentive Fees, the “Company Expenses”). Generally, other than the Incentive Fee, fees and expenses will be paid regardless of whether the Fund produce positive investment returns. The fees and expenses will reduce the actual returns to Unitholders, the distributions the Fund make to Unitholders, and the overall value of the Unitholders’ investment. In addition, because the Management Fees payable by the Fund to the Adviser will be calculated based on average gross assets of the Fund on a consolidated basis, including the amortized cost of portfolio investments purchased with borrowed funds and other forms of leverage, the Adviser may be incentivized to use leverage, but will not utilize more than is permitted by applicable law or regulation. Under certain circumstances, the use of leverage may increase the likelihood of default, which would impair the value of the Units. Furthermore, the Adviser may receive incentive fee payments on unrealized gains that may not be subsequently realized.

Retention of Proceeds. The Fund may retain, in whole or in part, any proceeds attributable to portfolio investments and may use the amounts so retained to make investments, pay Company fees and expenses, repay Company borrowings, or fund reasonable reserves for future Company Expenses or other obligations (including obligations to make indemnification advances and payments), provided, that no part of such retained amounts will be used to make any investment for which the Adviser would not be permitted to draw down Commitments. To the extent such retained amounts are reinvested in investments, a Unitholder will remain subject to investment and other risks associated with such investments.

Effect of Varying Terms of Classes of Units. Although the Fund has no current intention to do so, pursuant to the LLC Agreement, the Fund may issue units that may have rights senior to those of the Units (“Preferred Units”). If the Fund issues Preferred Units, there can be no assurance that such issuance would result in a higher yield or return to the holders of the Units. The issuance of Preferred Units would likely cause the net asset value of the Units to become more volatile. If the dividend rate on the Preferred Units were to approach the net rate of return on the investment portfolio, the benefit of leverage to the holders of the Units would be reduced. If the dividend rate on the Preferred Units were to exceed the net rate of return on the Fund’s portfolio, the leverage would result in a lower rate of return to the holders of the Units than if the Fund has not issued Preferred Units. Any decline in the net asset value of the Fund investments would be borne entirely by the holders of the Units. Therefore, if the fair value of the Fund’s portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of the Units than if the Fund was not leveraged through the issuance of Preferred Units.

Rights of Preferred Unitholders. Holders of any Preferred Units that the Fund might issue would have the right, voting separately as a single class, to elect two members of the board at all times. In addition, if dividends for Preferred Units become two full years in arrears, the holders of those Preferred Units would have the right to elect a majority of the board until such arrearage is completely eliminated. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of the Units and Preferred Units, both by the Investment Company Act and by the terms of the Fund’s debt financings (if any), might impair the Fund’s ability to qualify as a RIC for federal income tax purposes. While the Fund would intend to redeem the Preferred Units to the extent necessary to enable the Fund to distribute the Fund’s income as required to qualify as a RIC, there can be no assurance that such actions could be effected in time to meet the tax requirements.

Borrowing Money. The use of leverage magnifies the potential for gain or loss on amounts invested and, therefore, increases the risks associated with investing in the Fund. Subject to the borrowing limitation imposed on the Fund by the Investment Company Act, the Fund and any wholly owned subsidiary of the Fund may borrow from or issue senior debt securities to banks, insurance companies and other lenders in the future. The Fund’s lenders will have fixed dollar claims on the Fund’s assets that are superior to the claims of the Unitholders, and the Fund would expect such lenders to seek recovery against the Fund’s assets in the event of a default. If the value of the Fund’s assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had the Fund not leveraged. Similarly, any decrease in the Fund’s income would cause net income to decline more sharply than it would have had the Fund not borrowed. Leverage is generally considered a speculative investment technique. The Fund’s ability to service any debt that the Fund incur will depend largely on the Fund’s financial performance and will be subject to prevailing economic conditions and competitive pressures.

Obligations of Unitholders Relating to Credit Facilities. If the Fund or any of its subsidiaries enters into a credit facility, the Fund may grant security over and transfer the Fund’s right to drawdowns of capital from investors to the Fund’s lenders or other creditors. Unitholders will be required to fund drawdowns up to the amount of their respective Undrawn Commitments if an event of default under a credit facility or any other borrowing agreement occurs in order to repay any indebtedness of the Fund or any of its subsidiaries, and the payment by a Unitholder of any such amounts that have become due and payable by the Fund out of such Unitholder’s Undrawn Commitment (as defined herein) may be a condition to the effectiveness of (i) any transfer, withdrawal, termination or reduction of Commitments of such Unitholder, (ii) such Unitholder’s ability to cease funding its Commitment.

Failure to Qualify as a RIC. The Fund will be subject to corporate-level income tax if the Fund is unable to qualify as a RIC under Subchapter M of the Code. To qualify as a RIC under Subchapter M of the Code, the Fund must meet certain source-of-income, asset diversification and distribution requirements. The distribution requirement for a RIC is satisfied if the Fund distribute the sum of at least 90% of the Fund’s net ordinary income, net short-term capital gains in excess of net long-term capital losses, if any, and 90% of its net tax-exempt interest (if any) to the Unitholders on an annual basis. Because the Fund intends to incur debt, the Fund will be subject to certain asset coverage ratio requirements under the Investment Company Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict the Fund from making distributions necessary to qualify as a RIC. If the Fund is unable to obtain cash from other sources, the Fund may fail to qualify as a RIC and, thus, may be subject to corporate-level income tax. To qualify as a RIC, the Fund must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in the Fund having to dispose of certain investments quickly in order to qualify as a RIC, or to prevent the loss of such qualification after becoming a RIC. Because most of the Fund’s investments will be in private or thinly traded public companies, any such dispositions may be made at disadvantageous prices and may result in substantial losses. If the Fund fails to qualify as a RIC for any reason and become subject to corporate income tax, the resulting corporate income taxes could substantially reduce the Fund’s net assets, the amount of income available for distributions to the Unitholders and the amount of funds available for new investments. Such a failure would have a material adverse effect on the Fund and the Unitholders.

Withholding Risk for Foreign Investors. U.S. withholding tax rules require 30% withholding on distributions to a Unitholder who is neither a U.S. Holder nor a partnership for U.S. federal income tax purposes (“Non-U.S. Holders”) unless there is certainty that such distributions are not subject to such withholding. The Fund may make distributions at times of the year when there is uncertainty as to whether the amounts distributed are subject to such withholding. Accordingly, such distributions to Non-U.S. Holders may be subject to overwithholding by the Fund (or its withholding agent) and Non-U.S. Holders may be required to file a return with the Internal Revenue Service in order to receive a refund of such overwithheld amounts. Non-U.S. Holders should see the discussion under Item 10.4 – Taxes.

Recourse to The Fund’s Assets. The Fund’s assets, including any investments made by the Fund and any capital held by the Fund, are available to satisfy all the Fund’s liabilities and other obligations. If the Fund become subject to a liability, parties seeking to have the liability satisfied may have recourse to the Fund’s assets generally and not be limited to any particular asset, even in the circumstance where a specific investment gave rise to the liability.

Need for Follow-On Investments. The Fund may be called upon to provide follow-on funding or additional loans for, or have the opportunity to increase the Fund’s investment in, the Fund’s portfolio companies. There can be no assurance that the Fund will be able to make or arrange for follow-on investments or loans or that the Fund will have sufficient funds to do so. Any decision not to make follow-on investments or loans or the inability to make them may have a substantial negative impact on a portfolio company in need of funds or may diminish the Fund’s proportionate ownership in such entity and thus the Fund’s ability to influence the entity’s future conduct. The inability to make follow-on investments or loans may also impede, diminish or reduce the number of attractive investments made available to the Fund.

Litigation Risks. The Fund will be subject to a variety of litigation risks, particularly if one or more of the Fund’s portfolio companies face financial or other difficulties. Legal disputes, involving any or all of the Fund, the Adviser, or their affiliates, may arise from the Fund’s activities and investments and could have a significant adverse effect on the Fund.

Consequences of Failure to Pay Commitment in Full. If a Unitholder fails to pay any installment of its Commitment, other Unitholders who have an outstanding Commitment may be required to fund their respective Commitments sooner than they otherwise would have absent such a default. In addition, if funding of Commitments by other Unitholders and the Fund’s borrowings are inadequate to cover defaulted Commitments, the Fund may be unable to pay the Fund’s obligations when due or be subjected to penalties or may otherwise suffer adverse consequences that could materially adversely affect the returns to the Unitholders (including non-defaulting Unitholders). If a Unitholder defaults, there is no guarantee that the Fund will recover the full amount of the defaulted Commitment, and such defaulting Unitholder may lose all or a portion of its economic interest in the Fund.

Limited Liability of the Adviser. To the extent permissible by law, the Adviser will not be liable, responsible or accountable in damages or otherwise to the Fund or to any Unitholder for any breach of duty to the Fund or the Unitholders or for any act or failure to act pursuant to the investment management and advisory agreement (the “Advisory Agreement”) or otherwise, except in certain limited circumstances provided by the Investment Company Act and as set forth in the Advisory Agreement. In general, the Fund will be required to indemnify the Adviser (and other related and/or affiliated parties) for certain losses arising out of its activities on behalf of the Fund. Such obligations could reduce significantly the returns to the Unitholders.

Conflicts of Interest. Conflicts of interest may exist from time to time between the Adviser and certain of its affiliates involved with the Fund.

Inability to Take Advantage of Investment Opportunities with Affiliated Funds or Investors. The Investment Company Act limits the Fund’s ability to engage in transactions with affiliated funds and investors. For example, the Fund is prohibited under the Investment Company Act from participating in certain transactions with the Fund’s affiliates without the prior approval of the Fund’s Independent Directors and, in some cases, of the SEC. Any person that owns, directly or indirectly, five percent or more of the Fund’s outstanding voting securities will be the Fund’s affiliate for purposes of the Investment Company Act, and the Fund is generally prohibited from buying or selling any security from or to such affiliate, absent the prior approval of the Independent Directors. The Investment Company Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates, which could include co-investments in the same portfolio company, without prior approval of the Independent Directors and, in some cases, of the SEC. Although the Fund will be able to benefit from exemptive relief obtained from the SEC by the Adviser and other funds advised by the Adviser to engage in certain “joint”

transactions, the relief is limited and subject to certain conditions. The Fund is prohibited from buying or selling any security from or to any person who owns more than 25% of the Fund’s voting securities or controls the Fund (such as the Adviser) or certain of that person’s affiliates (such as other investment funds managed by the Adviser), or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. As a result of these restrictions, the Fund may be prohibited from buying or selling any security (other than any security of which the Fund is the issuer) from or to any portfolio company of a private equity fund managed by the Adviser or its affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to the Fund. In situations where the Fund cannot co-invest with other investment funds managed by the Adviser due to the restrictions contained in the Investment Company Act, the investment policies and procedures of the Adviser generally require that such opportunities be offered to the Fund and such other investment funds on an alternating basis. Therefore, there can be no assurance that the Fund will be able to participate in all investment opportunities identified by the Adviser that are suitable for the Fund.

No Registration; Limited Transferability of Units. The Units are being offered without registration under the Securities Act or any other laws of applicable jurisdictions. All dispositions and transfers of the Units shall be made pursuant to an effective registration statement or in accordance with an exemption from registration contained in the Securities Act. Unitholders will not be permitted to transfer their Units unless (i) the Fund and, if required by the Fund’s lending arrangements, the Fund’s lenders give consent and (ii) the sale, assignment, transfer or otherwise disposal of Units (“Transfer”) is made in accordance with applicable securities laws. Furthermore, the transferability of the Units may be subject to certain restrictions contained in the Member’s completed subscription agreement (“Subscription Agreement”) and the LLC Agreement and may be affected by restrictions on resale imposed under U.S. federal, U.S. state or another jurisdiction’s securities laws. A public market does not currently exist for the Units and one is not expected to develop. Withdrawal from an investment in the Units will not generally be permitted. In light of the restrictions imposed on any such transfer and in light of the limitations imposed on a Unitholder’s ability to withdraw all or part of its investment in Units, an investment in the Units should be viewed as illiquid and subject to high risk.

Tax Risks. Tax consequences to Unitholders from an investment in the Units are complex. Potential Unitholders are strongly urged to review the discussion in Item 10.4 – Taxes.

GENERAL RISK FACTORS

Changes to U.S. Tariff and Import/Export Regulations. There has been ongoing discussion and commentary regarding potential, significant changes to U.S. trade policies, treaties and tariffs, resulting in significant uncertainty about the future relationship between the United States and other countries with respect to trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the United States. Any of these factors could depress economic activity and restrict the Fund’s portfolio companies’ access to suppliers or customers and have a material adverse effect on their business, financial condition and results of operations, which in turn would negatively impact us.

Changes in Applicable Law. The Fund must comply with various legal requirements, including requirements imposed by United States and non-U.S. anti-money laundering laws, securities laws, commodities laws, tax laws and pension laws. Should any of those laws change over the life of the Fund, the legal requirements to which the Fund and the Adviser may be subject could differ materially from current requirements. In addition, if a Unitholder fails to comply with applicable anti-money laundering laws and similar laws, the Fund may mandatorily repurchase such Unitholder’s Units. If such repurchases were to occur, they would be conducted on such terms as may be determined by the Fund’s Board and in accordance with the requirements of applicable law, including Section 23(c) of the Investment Company Act and the rules thereunder, and Regulation M under the Exchange Act.

Terrorist Action. There is a risk of terrorist attacks on the United States and elsewhere causing significant loss of life and property damage and disruptions in global markets. Economic and diplomatic sanctions may be in place or imposed on certain states and military action may be commenced. The impact of such events is unclear, but could have a material effect on general economic conditions and market liquidity.

Dependence on Information Systems and Systems Failures. The Fund’s business is highly dependent on the communications and information systems of the Adviser, its affiliates and third parties. Further, in the ordinary course of the Fund’s business, the Fund or the Adviser may engage certain third party service providers to provide us with services necessary for the Fund’s business. Any failure or interruption of those systems or services, including as a result of the termination or suspension of an agreement with any third party service providers, could cause delays or other problems in the Fund’s activities. The Fund’s financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond the Fund’s control and adversely affect the Fund’s business. There could be:

•	sudden electrical or telecommunications outages;

•	natural disasters such as earthquakes, tornadoes and hurricanes;

•	disease pandemics or other serious public health events, such as the recent global outbreak of COVID-19;

•	events arising from local or larger scale political or social matters, including terrorist acts; and

•	cyber-attacks

Cybersecurity Risks and Cyber Incidents. The Fund is highly dependent on information systems, and systems failures could significantly disrupt the Fund’s business, which may, in turn, negatively affect the value of the Fund’s Units and the Fund’s ability to pay distributions. The Fund’s business depends on the communications and information systems of the Fund’s Adviser and its affiliates, the Fund’s portfolio companies and third-party service providers. These systems are subject to potential cybersecurity attacks and incidents, including through adverse events that threaten the confidentiality, integrity or availability of the Fund’s information resources. Cyber hacking could also cause significant disruption and harm to the companies in which the Fund invests. Additionally, digital and network technologies might be at risk of cyberattacks that could potentially seek unauthorized access to digital systems for purposes such as misappropriating sensitive information, corrupting data or causing operational disruption. Cyberattacks might potentially be carried out by persons using techniques that could range from efforts to electronically circumvent network security or overwhelm websites to intelligence gathering and social engineering functions aimed at obtaining information necessary to gain access. These attacks could involve gaining unauthorized access to the Fund’s information systems for purposes of misappropriating assets, stealing confidential information, corrupting data or causing operational disruption and result in disrupted operations, misstated or unreliable financial data, liability for stolen assets or information, increased cybersecurity protection and insurance costs, litigation and damage to the Fund’s business relationships, any of which could, in turn, have a material adverse effect on the Fund’s operating results and negatively affect the value of the Fund’s securities and the Fund’s ability to pay distributions to the Fund’s Unitholders.

As the Fund’s reliance on technology has increased, so have the risks posed to the Fund’s information systems, both internal and those provided by the Adviser and third-party service providers. In addition, the Fund and the Adviser currently or in the future are expected to routinely transmit and receive confidential and proprietary information by email and other electronic means. The Fund and the Adviser may not be able to ensure secure capabilities with all of the Fund’s clients, vendors, service providers, counterparties and other third parties to protect the confidentiality of the information.

The Fund and many of the Fund’s third-party service providers currently have work from home policies. Such a policy of remote working could strain the Fund’s technology resources and introduce operational risks, including heightened cybersecurity risks and other risks described above. Remote working environments may be less secure and more susceptible to hacking attacks, including phishing and social engineering attempts. There is no assurance that any efforts to mitigate cybersecurity risks undertaken by us or the Fund’s Adviser will be effective. Network, system, application and data breaches as a result of cybersecurity risks or cyber incidents could result in operational disruptions or information misappropriation that could have a material adverse effect on the Fund’s business, results of operations and financial condition of the Fund and its portfolio companies.

Political, Social and Economic Uncertainty Risk. Social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) will occur that create uncertainty and have significant impacts on issuers, industries, governments and other systems, including the financial markets, to which companies and their investments are exposed. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets, including in established markets such as the U.S. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat.

Uncertainty can result in or coincide with, among other things: increased volatility in the financial markets for securities, derivatives, loans, credit and currency; a decrease in the reliability of market prices and difficulty in valuing assets (including portfolio company assets); greater fluctuations in spreads on debt investments and currency exchange rates; increased risk of default (by both government and private obligors and issuers); further social, economic, and political instability; nationalization of private enterprise; greater governmental involvement in the economy or in social factors that impact the economy; changes to governmental regulation and supervision of the loan, securities, derivatives and currency markets and market participants and decreased or revised monitoring of such markets by governments or self-regulatory organizations and reduced enforcement of regulations; limitations on the activities of investors in such markets; controls or restrictions on foreign investment, capital controls and limitations on repatriation of invested capital; the significant loss of liquidity and the inability to purchase, sell and otherwise fund investments or settle transactions (including, but not limited to, a market freeze); unavailability of currency hedging techniques; substantial, and in some periods extremely high, rates of inflation, which can last many years and have substantial negative effects on credit and securities markets as well as the economy as a whole; recessions; and difficulties in obtaining and/or enforcing legal judgments.

The Fund will also be negatively affected if the operations and effectiveness of the Fund or a portfolio company (or any of the key personnel or service providers of the foregoing) is compromised or if necessary or beneficial systems and processes are disrupted.

War in Israel and Global Geopolitical Risk. On October 7, 2023, Hamas militants and members of other terrorist organizations infiltrated Israel’s southern border from the Gaza Strip and conducted a series of terror attacks on civilian and military targets. The militants launched extensive rocket attacks on the Israeli population and industrial centers located along the Israeli border with the Gaza Strip. Shortly following the attack, Israel’s security cabinet declared war against Hamas. The intensity and duration of Israel’s war against Hamas is difficult to predict, as are the war’s impacts on global geopolitical stability. Any deterioration in credit markets resulting directly or indirectly from the recent attack by Hamas on Israel from the Gaza Strip could limit the Fund’s ability to obtain external financing. As a result, a downturn in the worldwide economy resulting from these global geopolitical conflicts, as well as others that may arise, could have a material adverse effect on the financial condition of the Fund.

Non-diversified status. The Fund is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the Investment Company Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more Fund investments are allocated a relatively large percentage of the Fund’s assets, losses suffered by such Fund investments could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of investments. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company; however, the Fund will be subject to diversification requirements applicable to RICs under the Code.

Legal, tax and regulatory risks. Legal, tax and regulatory changes could occur during the term of the Fund which may materially adversely affect the Fund. For example, the regulatory and tax environment for leveraged investors and for private equity funds generally is evolving, and changes in the direct or indirect regulation or taxation of leveraged investors or private equity funds may materially adversely affect the ability of the Fund to pursue its investment strategies or achieve its investment objective. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law on July 21, 2010 and significantly revises and expands the rulemaking, supervisory and enforcement authority of U.S. federal bank, securities and commodities regulators. The implementation of the Dodd-Frank Act requires the adoption of various regulations and the preparation of reports by various agencies over a period of time. It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Fund or investments made by the Fund. There can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not significantly reduce the profitability of the Fund. The implementation of the Dodd-Frank Act could adversely affect the Fund by increasing transaction and/or regulatory compliance costs.

In addition, it is possible that government regulation of various types of derivative instruments and/or regulation of certain market participants’ use of the same, may limit or prevent the Fund from using such instruments as a part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objective. It is impossible to fully predict the effects of past, present or future legislation and regulation by multiple regulators in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of the Fund to use certain instruments as a part of its investment strategy.

In 2020, the SEC adopted Rule 18f-4 under the Investment Company Act providing for the regulation of the use of derivatives and certain related instruments by registered investment companies. Rule 18f-4 prescribes specific value-at-risk leverage limits for certain derivatives users. In addition, Rule 18f-4 requires certain derivatives users to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements), and prescribes reporting requirements in respect of derivatives. Subject to certain conditions, if a fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4, it is not subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, the SEC rescinded certain of its prior guidance regarding asset segregation and coverage requirements in respect of derivatives transactions and related instruments. With respect to reverse repurchase agreements or other similar financing transactions in particular, Rule 18f-4 permits a fund to enter into such transactions if the fund either (i) complies with the asset coverage requirements of Section 18 of the Investment Company Act, and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing with the aggregate amount of any other senior securities representing indebtedness when calculating the relevant asset coverage ratio, or (ii) treats all reverse repurchase agreements or similar financing transactions as derivatives transactions for all purposes under Rule 18f-4. The Fund has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4.

In December 2020, the SEC adopted a new Rule 2a-5, which provides a framework for fund valuation practices. New Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the Investment Company Act. Rule 2a-5 permits boards, subject to board oversight and certain other conditions, to designate certain parties to perform fair value determinations. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the Investment Company Act and the threshold for determining whether a fund must determine the fair value of a security. The SEC also adopted new Rule 31a-4 under the Investment Company Act, which provides the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of the board in determining fair value and the accounting and auditing of fund investments. The Board has approved valuation procedures for the Fund and has delegated the day-to-day valuation and pricing responsibility for the Fund to Adviser (in such capacity, the “Valuation Designee”), subject to the oversight of the Board.

Temporary Investments. Delays in investing the net proceeds of the offering of Units may impair the Fund’s performance. The Fund cannot assure you it will be able to identify any investments that meet its investment objective or that any investment that the Fund makes will produce a positive return. The Fund may be unable to invest the net proceeds of the Fund’s offering on acceptable terms within the time period that the Fund anticipates or at all, which could harm the Fund’s financial condition and operating results.

Before making investments, the Fund may invest the net proceeds of the Fund’s offering primarily in cash, cash equivalents, U.S. government securities, money market funds, repurchase agreements, and other high-quality debt instruments maturing in one year or less from the time of investment (“Temporary Investments”). This will produce returns that are significantly lower than the returns that the Fund expects to achieve when the Fund’s portfolio is fully invested in securities meeting the Fund’s investment objective. As a result, any distributions that the Fund pays while the Fund’s portfolio is not fully invested in securities meeting its investment objective may be lower than the distributions that the Fund may be able to pay when the Fund portfolio is fully invested in securities meeting the Fund’s investment objective.

Item 9. Management

Item 9.1(a) Board of Directors

The Board has overall responsibility for the management and supervision of the business operations of the Fund on behalf of the Members. A majority of Directors of the Board are and will be persons who are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act (the “Independent Directors”). To the extent permitted by the Investment Company Act and other applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, any committee of the Board, service providers or the Adviser.

Item 9.1(b) Investment Adviser

The Fund’s investment activities will be managed by the Adviser. Subject to the overall supervision of the Fund’s board of directors, the Adviser will manage the Fund’s day-to-day operations and provide investment advisory and management services to the Fund pursuant to the Advisory Agreement by and between the Adviser and the Fund.

The Adviser is a Delaware limited liability company registered with the SEC under the Advisers Act, and has been since 1970. The Adviser is a wholly owned subsidiary of the TCW Group and together with its affiliated companies (collectively, “TCW”) manages or has committed to manage approximately $210 billion of assets as of December 31, 2023. Such assets are managed in various formats, including managed accounts, funds, structured products and other investment vehicles, including TCW Direct Lending LLC, TCW Direct Lending VII LLC, TCW Direct Lending VIII LLC, TCW Star Direct Lending LLC (together with their five predecessor funds, the “Direct Lending Funds”).

The Adviser is responsible for sourcing investment opportunities, conducting industry research, performing diligence on potential investments, structuring the Fund’s investments and monitoring the Fund’s portfolio companies on an ongoing basis.

The Adviser monitors the Fund’s portfolio companies on an ongoing basis. It monitors the financial trends of each portfolio company to determine if they are meeting their respective business plans and to assess the appropriate course of action for each company. The Adviser has several methods of evaluating and monitoring the performance and fair value of the Fund’s investments, which may include the following:

•	assessment of success in adhering to the portfolio company’s business plan and compliance with covenants;

•	periodic or regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;

•	comparisons to the Fund’s portfolio companies in the industry, if any;

•	attendance at and participation in board meetings or presentations by portfolio companies; and review of monthly and quarterly financial statements and financial projections of portfolio companies.

The Private Credit Group

The Private Credit Group joined the TCW Group in December 2012. The Private Credit Group was previously with Regiment Capital Advisors, LP, an independent investment manager based in Boston, Massachusetts. The Private Credit Group is launching the Fund as its ninth Direct Lending Fund. The Private Credit Group is led by Richard Miller and currently includes a group of seventeen investment professionals who have substantial investing, corporate finance, and merger and acquisition expertise and also significant experience in leveraged transactions, high yield financings and restructurings.

The Private Credit Group and other investment professionals of the Adviser have extensive experience in the capital markets, including work on deal origination, due diligence, transaction structuring, and portfolio management in the public and private markets across a wide spectrum of securities and industries. The Adviser believes that the experience of its investment professionals, and the Private Credit Group in particular, should position the Fund to achieve attractive risk-adjusted returns.

The investment approach of the Private Credit Group is primarily to originate and invest in loans to middle market companies and generally focuses on the following:

•	Investing in adjustable-rate, senior secured investment opportunities;

•	Maintaining a principal preservation/absolute return focus;

•	Investing capital in a disciplined manner with an eye towards finding opportunities in both positive and negative markets, without attempting to time markets; and

•	Evaluating investment opportunities on a risk-adjusted return basis.

The Fund will employ the investment approach and strategy the Private Credit Group developed and implemented over the past 23 years of investing in the middle markets. The approach will focus on the fundamental objectives of preserving capital and generating attractive risk-adjusted returns.

The Private Credit Group’s Investment Committee

The Private Credit Group’s investment committee (the “Investment Committee”) evaluates and approves all investments by the Adviser. The Investment Committee process is intended to bring the diverse experiences and perspectives of the committee members to the analysis and consideration of every investment. The Investment Committee determines appropriate investment sizing, structure, pricing, and ongoing monitoring requirements for each investment, thus serving to provide investment consistency and adherence to the Adviser’s investment philosophies and policies. In addition to reviewing investments, the Investment Committee meetings serve as a forum to discuss credit views and outlooks. Potential transactions and deal flow are also reviewed on a regular basis. The team’s investment professionals are encouraged to share information and views on credits with the Investment Committee early in their analysis. This process improves the quality of the analysis and enables the investment team members to work more efficiently. Each proposed transaction is presented to the Investment Committee for consideration in a formal written report. Each of the Fund’s new investments, and the disposition or sale of each existing investment, must be approved by the Investment Committee.

The Adviser will keep the board of directors well informed as to the identity and title of each member of its Investment Committee and provide to the board of directors such other information with respect to such persons and the functioning of the Investment Committee and the Private Credit Group as the board of directors may from time to time request.

The Investment Committee will initially be composed of five members of the Private Credit Group. The members of the Investment Committee are Richard T. Miller, Suzanne Grosso, Ryan Carroll, Mark Gertzof and David Wang. Richard T. Miller, Suzanne Grosso, Mark Gertzof and David Wang, are referred to as “Key Persons” of the Fund.

The Fund expects to use the expertise of the members of the Investment Committee/Key Persons (including Mr. Miller, Ms. Grosso, Mr. Carroll, Mr. Gertzof, and Mr. Wang), and the Private Credit Group to assess investment risks and determine appropriate pricing for the Fund’s investments. In addition, the Fund expects that the relationships developed by the Private Credit Group will enable the Fund to learn about, and compete effectively for, financing opportunities with attractive middle market companies.

Management Fee

The Fund will pay to the Adviser, quarterly in arrears, the Management Fee calculated as follows: 0.3125% (i.e., 1.25% per annum) of the average gross assets of the Fund on a consolidated basis, with the average determined based on the gross assets of the Fund as of the end of the three most recently completed calendar months. “Gross assets” means the amortized cost of the Fund’s portfolio investments (including portfolio investments purchased with borrowed funds and other forms of leverage, such as preferred units, public and private debt issuances, derivative instruments, repurchase agreements and other similar instruments or arrangements) that have not been sold, distributed to members, or written off for tax purposes (but reduced by any portion of such cost basis that has been written down to reflect a permanent impairment of value of any portfolio investment), and excluding cash and cash equivalents. The Management Fee for any partial month or quarter will be appropriately pro-rated. While the Management Fee will accrue from the Initial Closing Date, the Adviser intends to defer payment of such fee to the extent that such fee is greater than the aggregate amount of interest and fee income earned by the Fund.

The Adviser and the Fund have entered into a fee waiver agreement (the “Fee Waiver Agreement”) under which the Adviser has contractually agreed to waive: (i) 0.35% of its management fee when the Fund’s assets under management are less than or equal to AU$250 million; (ii) 0.40% when the Fund’s assets under management are greater than AU$250 million but less than or equal to AU$500 million; and (iii) 0.45% when the Fund’s assets under management are greater than AU$500 million. Pursuant to the Fee Waiver Agreement, the Adviser has also agreed to reduce the Incentive Fee from 15% to 10%.

Incentive Fee

In addition, the Adviser will receive an incentive fee (the “Incentive Fee”) as follows:

(a)

First, no Incentive Fee will be owed until the Unitholders have collectively received cumulative distributions pursuant to this clause (a) equal to their aggregate capital contributions in respect of all Units;

(b)

Second, no Incentive Fee will be owed until the Unitholders have collectively received cumulative distributions equal to a 7.5% internal rate of return on their aggregate capital contributions in respect of all Units (the “Hurdle”);

(c)

Third, the Adviser will be entitled to an Incentive Fee out of 100% of additional amounts otherwise distributable to Unitholders until such time as the Incentive Fee paid to the Adviser is equal to 15% of the sum of (i) the amount by which the Hurdle exceeds the aggregate capital contributions of the Unitholders in respect of all Units and (ii) the amount of Incentive Fee being paid to the Adviser pursuant to this clause (c); and

(d)	Thereafter, the Adviser will be entitled to an Incentive Fee equal to 15% of additional amounts otherwise distributable to Unitholders, with the remaining 85% distributed to the Unitholders.

The Incentive Fee will be calculated on a cumulative basis and the amount of the Incentive Fee payable in connection with any distribution (or deemed distribution) will be determined and, if applicable, paid in accordance with the foregoing formula each time amounts are to be distributed to the Unitholders.

The following is a graphical representation of the incentive fee calculation pursuant to the Advisory Agreement:

Example Incentive Fee Calculations

Case #1 (5.00% return on contributed capital)

Assume $100.00 of aggregate contributed capital, with the entire amount contributed on January 1.

The Fund produces $5.00 of net profit over the year (after payment of all Fund expenses including the Management Fee) and liquidates on December 31, designating $105.00 for distribution and Incentive Fee payments.

Step 1: Unitholders receive distributions totalling their $100.00 of aggregate contributed capital. There remains $5.00 designated for distribution and Incentive Fee payments.

Step 2: Unitholders are entitled to 100% of the remaining amount until they have received a 7.5% annual return on their unreturned contributed capital, which in this case totals $7.50. The remaining $5.00 is distributed to the Unitholders in satisfaction of this entitlement, leaving no further amounts designated for distribution and Incentive Fee payments.

In this case the total Incentive Fee received by the Adviser is $0.00, or 0% of the $5.00 of net profit to the Fund.

Case #2 (12.00% return on contributed capital)

Assume $100 of aggregate contributed capital, with the entire amount contributed on January 1.

The Fund produces $12.00 of net profit over the year (after payment of all Company Expenses including the Management Fee) and liquidates on December 31, designating $112.00 for distribution and Incentive Fee payments.

Step 1: Unitholders receive distributions totalling their $100.00 of aggregate contributed capital. There remains $12.00 designated for distribution and Incentive Fee payments.

Step 2: Unitholders are entitled to 100% of the remaining amount until they have received a 7.5% annual return on their unreturned contributed capital, which in this case totals $7.50. $7.50 is distributed to the Unitholders in satisfaction of this entitlement. There remains $4.50 designated for distribution and Incentive Fee payments.

Step 3: The Adviser is entitled to 100% of the remaining amount until it has received 15% of total distributions and Incentive Fee payments in excess of contributed capital, which in this case totals approximately $1.32. Such amount is paid to the Adviser as an Incentive Fee in satisfaction of this entitlement. There remains approximately $3.18 designated for distribution and Incentive Fee payments.

Step 4: Unitholders are entitled to 85% of the remaining amount and the Adviser is entitled to 15% of the remaining amount. Therefore, the Unitholders receive approximately $2.70 in additional distributions while the Adviser receives approximately $0.48 in additional Incentive Fee payments.

In this case the total Incentive Fee received by the Adviser is $1.80, or 15.00% of the $12.00 of net profit to the Fund.

If the Advisory Agreement terminates early for any reason other than (i) the Adviser voluntarily terminating the agreement or (ii) the Fund terminating the agreement for cause (as set out in the Advisory Agreement), the Fund will be required to pay the Adviser a final incentive fee payment (the “Final Incentive Fee Payment”). The Final Incentive Fee Payment will be calculated as of the date the Advisory Agreement is so terminated and will equal the amount of Incentive Fee that would be payable to the Adviser if (A) all the Fund’s investments were liquidated for their current value (but without taking into account any unrealized appreciation of any portfolio investment), and any unamortized deferred portfolio investment-related fees were deemed accelerated, (B) the proceeds from such liquidation were used to pay all the Fund’s outstanding liabilities, and (C) the remainder were distributed to Unitholders and paid as Incentive Fee in accordance with the “waterfall” (i.e., clauses (a) through (d)) described above for determining the amount of the Incentive Fee. The Fund will make the Final Incentive Fee Payment in cash on or immediately following the date the Advisory Agreement is so terminated.

In addition, on each fiscal year-end from and after December 31, 2024 (each, an “Interim Incentive Fee Date”) the Adviser shall be entitled to an interim incentive fee payment (each, an “Interim Incentive Fee Payment”), which shall be treated as an advance against future Incentive Fee payments, in an amount equal to the Incentive Fee payment that would be made to the Adviser if all of the assets of the Fund were fully realized for cash as of such Interim Incentive Fee Date in an amount equal to the fair market value of such assets, and the resulting proceeds, after payment or provision for expenses, liabilities and contingencies, were distributed to the common Unitholders and the Adviser in accordance with the incentive fee calculation. The Adviser may, in its discretion, defer any such Interim Incentive Fee Payment, and allocate it for future distribution pending expiration of the lookback period described below under Adviser Return Obligation.

Adviser Return Obligation

On each Interim Incentive Fee Date and after the Fund has made its final distribution of assets in connection with the Fund’s dissolution (“Final Incentive Fee Date”), if the Adviser has received aggregate payments of Final Incentive Fee Payments, or with respect to the Interim Incentive Fee Payments only, an amount equal to or greater than $1,000,000, in excess of the amount the Adviser was entitled to receive as described under “Incentive Fee” above, then the Adviser will return to the Fund (“Adviser Return Event”), on or before 90 days after such Interim Incentive Fee Date or Final Incentive Fee Date, as the case may be, an amount equal to such excess (the “Adviser Return Obligation”). Notwithstanding the preceding sentence, in no event shall the Adviser Return Obligation exceed an amount greater than the aggregate amount of Incentive Fee payments previously received by (or allocated to) the Adviser by the Fund with respect to the two Interim Incentive Fee Dates immediately preceding such Adviser Return Event, reduced by the excess (if any) of (a) the aggregate federal, state and local income tax liability the Adviser incurred in connection with the payment of such Incentive Fees (assuming the highest marginal applicable federal and New York City and State income tax rates applied to such payments), over (b) an amount equal to the U.S. federal and state tax benefits available to the Adviser by virtue of the payment made by the Adviser pursuant to its Adviser Return Obligation (assuming that, to the extent such payments are deductible by the Adviser, the benefit of such deductions will be computed using the then highest marginal applicable federal and New York City and State income tax rates), as reasonably determined by the Adviser.

Item 9.1(c) Portfolio Management

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund:

Richard T. Miller

Mr. Miller serves as Group Managing Director, Chief Investment Officer and Chairman of the Investment Committee of the Private Credit Group. Mr. Miller joined TCW in 2013 with the acquisition of the Special Situations Funds Group from Regiment Capital Advisors, LP which he led since the group’s inception in 2001. Mr. Miller has over 32 years of experience in the capital markets and previously was ranked on the Institutional Investor “All American High Yield Research Team” for six consecutive years, focusing primarily on the Metals and Mining sector. Prior to his involvement in high yield research, he was at Chase Manhattan Bank in the Mergers & Acquisitions Group. He then moved on to become a Managing Director with the High Yield Group. Subsequently, he became the Head of High Yield Research at BankBoston Securities and in 1999, Mr. Miller joined UBS as a Managing Director and Head of the Global High Yield Research Group. Mr. Miller currently serves as an ex officio Trustee of the University of Rochester Endowment and is a member of the Nativity Preparatory School board and former member the Dexter Southfield School board. Mr. Miller received his BS from Syracuse University and his MBA from the University of Rochester.

Suzanne Grosso

Ms. Grosso serves as Managing Director, Head of Credit and member of the Investment Committee of the TCW Private Credit Group. Ms. Grosso joined TCW in 2013 with the acquisition of the Special Situations Funds Group from Regiment Capital Advisors, LP. which she joined in 2004. She has worked in the public and private financial markets since 1994. Previously, Ms. Grosso worked on private equity transactions in Bear Stearns’ Merchant Banking group and was a High Yield Research Analyst at Chase Manhattan Bank. Ms. Grosso received a BA from Cornell University and an MBA from the Wharton School of the University of Pennsylvania.

Item 9.1(d) Administrator

The Fund entered into the Administration Agreement with the Administrator under which the Administrator will furnish the Fund with office facilities and equipment, and clerical, bookkeeping and record keeping services. Pursuant to the Administration Agreement, the Administrator will oversee the maintenance of the Fund’s financial records and otherwise assist with the Fund’s compliance with applicable rules, monitor the payment of expenses, oversee the performance of administrative and professional services rendered to the Fund by any third-parties, be responsible for the financial and other records that the Fund is required to maintain, prepare and disseminate reports to Unitholders and reports and other materials to be filed with the SEC or other regulators, assist in determining and publishing (as necessary or appropriate) the Fund’s net asset value, oversee the preparation and filing of tax returns, generally oversee the payment of Fund expenses and provide such other services as the Administrator, subject to review of the Board, shall from time to time determine to be necessary or useful to perform its obligations under the Administration Agreement. The Administrator may perform these services directly, may delegate some or all of them through the retention of a sub-administrator and may remove or replace any sub-administrator.

Item 9.1(e) Custodian

U.S. Bank National Association serves as the Fund’s custodian (“Custodian”). The principal place of business of the Custodian is 425 Walnut Street, Cincinnati, Ohio 45202.

Item 9.1(f) Expenses

The Fund, and indirectly the Unitholders, will bear and be responsible for all costs, expenses and liabilities, in connection with the organization, operations, administration and transactions of the Fund (“Fund Expenses”). Fund Expenses shall include, without limitation: (a) organizational expenses and expenses associated with the issuance of the Units and issuance of interests in a related entity organized and managed by TCW as a feeder fund for the Fund; (b) expenses of calculating the Fund’s net asset value (including the cost and expenses of any independent valuation firm); (c) fees payable to third parties, including agents, consultants, attorneys or other advisors, relating to, or associated with, evaluating and making investments; (d) expenses incurred by the Adviser or the Administrator payable to third parties, including agents, consultants, attorneys or other advisors, relating to or associated with monitoring the financial and legal affairs for the Fund, providing administrative services, monitoring or administering the Fund’s investments and performing due diligence reviews of prospective investments and the corresponding entities in which the Fund holds an investment; (e) costs associated with the Fund’s reporting and compliance obligations under the Investment Company Act, the 1934 Act and other applicable federal or state securities laws; (f) fees and expenses incurred in connection with debt incurred to finance the Fund’s investments or operations, and payment of interest and repayment of principal on such debt; (g) expenses related to sales and purchases of Units and other securities; (h) Management Fees and Incentive Fees; (i) administrator fees and expenses payable under the Administration Agreement, provided that any such fees payable to the Administrator shall be limited to what a qualified third party would charge to perform substantially similar services; (j) transfer agent, sub-administrator and custodial fees; (k) expenses relating to the issue, repurchase and transfer of Units to the extent not borne by the relevant transferring Unitholders and/or assignees; (l) federal and state registration fees; (m) federal, state and local taxes and other governmental charges assessed against the Fund; (n) Independent Directors’ fees and expenses and the costs associated with convening a meeting of the Board or any committee thereof; (o) fees and expenses and the costs associated with convening a meeting of the Unitholders or holders of any Preferred Units; (p) costs of any reports, proxy statements or other notices to Unitholders, including printing and mailing costs; (q) costs and expenses related to the preparation of the Fund’s financial statements and tax returns; (r) the Fund’s allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; (s) direct costs and expenses of administration, including printing, mailing, long distance telephone, and copying; (t) independent auditors and outside legal costs, including legal costs associated with any requests for exemptive relief, “no-action” positions or other guidance sought from a regulator, pertaining to the Fund; (u) compensation of other third party professionals to the extent they are devoted to preparing the Fund’s financial statements or tax returns or providing similar “back office” financial services to the Fund; (v) Adviser costs and expenses (excluding travel) in connection with identifying and investigating investment opportunities for the Fund, monitoring the investments of the Fund and disposing of any such investments; (w) portfolio risk management costs; (x) commissions or brokerage fees or similar charges incurred in connection with the purchase or sale of securities (including merger fees); (y) costs relating to hedging or currency exchange activities; (z) the Fund’s allocable portion of fees, costs and expenses related to the acquisition and maintenance of computer software used in connection with administering the Fund’s business; (aa) costs and expenses attributable to normal and extraordinary investment banking, commercial banking, accounting, auditing, appraisal, valuation, administrative agent activities, custodial and registration services provided to the Fund, including in each case services with respect to the proposed purchase or sale of securities by the Fund that are not reimbursed by the issuer of such securities or others (whether or not such purchase or sale is consummated); (bb) costs of amending, restating or modifying the LLC Agreement or the Advisory Agreement or related documents of the Fund or its related entities; (cc) fees, costs, and expenses incurred in connection with the termination, liquidation or dissolution of the Fund or its related entities; and (dd) all other properly and reasonably chargeable expenses incurred by the Fund or the Administrator in connection with administering the Fund’s business.

Item 9.1(g) Affiliated Brokerage

Not applicable.

Item 9.2. Non-Resident Managers

Not applicable.

Item 9.3. Control Persons

The Fund has not yet commenced commercial activities and will not do so until the Initial Closing Date. The Adviser intends to contribute an initial $1,000 capital contribution to the Fund in exchange for 10 Units. The Fund will not raise additional capital prior to the Initial Closing Date, at which point the Fund will raise capital from the issuance of privately offered Units.

As of the date of this Registration Statement, TCW Group, Inc. owned 100% of the outstanding interests of the Fund.

Item 10. Capital Stock, Long-Term Debt, and Other Securities

Item 10.1. Capital Stock

Description of the Units

Limited Liability Company Units

Under the terms of the LLC Agreement, the Fund retains the right to issue Units at an initial closing and Subsequent Closings (defined below), and payment for such Units may be made over time as the Board determines. In addition, Unitholders are entitled to one vote for each Unit held on all matters submitted to a vote of Unitholders and do not have cumulative voting rights. Accordingly, subject to the rights of any outstanding Preferred Units, holders of a majority of the Units entitled to vote in any election of directors may elect all of the directors standing for election. Any Units held by the Adviser shall be voted by or on behalf of the Adviser in the same proportion as the Units not held by the Adviser are voted. Unitholders are entitled to receive proportionately any dividends declared by the Board, subject to any preferential dividend rights of outstanding Preferred Units. Upon the Fund’s liquidation, dissolution or winding up, the Unitholders will be entitled to receive ratably the net assets available after the payment of all debts and other liabilities and will be subject to the prior rights of any outstanding Preferred Units. Unitholders have no redemption or preemptive rights. The rights, preferences and privileges of Unitholders are subject to the rights of the holders of any series of Preferred Units that may be designated and issued in the future.

Each Unit will be issued for a purchase price of $0.01 per Unit (the “Original Issuance Price”) and will obligate the Unitholder to make additional future capital contributions of $99.99 per Unit.

Preferred Units

Under the terms of the LLC Agreement, the Board is authorized to issue Preferred Units in one or more series without Unitholder approval. Prior to the issuance of Preferred Units of each series, the Board is required by the LLC Agreement to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms or conditions of redemption for each series.

The Fund has not issued any Preferred Units and does not intend to issue Preferred Units in the future, however it reserves the right to do so.

Transfer and Resale Restrictions

Unitholders may not Transfer any Units unless (i) the Fund and, if required by any lending arrangements, the Fund’s lenders give consent, such consent by the Fund not to be unreasonably withheld, and (ii) the Transfer is made in accordance with applicable securities laws. No Transfer will be effectuated except by registration of the

Transfer on the books and records of the Fund. Each transferee must agree to be bound by these restrictions and all other obligations as a Unitholder. There is currently no market for the Units, and there can be no assurance that a market for the Units will develop in the future.

Delaware Law and Certain Limited Liability Company Agreement Provisions

Organization and Duration

The Fund was formed on March 5, 2024, and will remain in existence until dissolved in accordance with the LLC Agreement or pursuant to Delaware law.

Purpose

Under the LLC Agreement, the Fund permitted to engage in any business activity that lawfully may be conducted by a limited liability company organized under Delaware law and, in connection therewith, to exercise all of the rights and powers conferred upon the Fund pursuant to the agreements relating to such business activity.

Agreement to be Bound by the LLC Agreement; Power of Attorney

By subscribing for the Units, investors will be admitted as a Member of the Fund and will be deemed to have agreed to be bound by the terms of the LLC Agreement. Pursuant to the LLC Agreement, each Unitholder and each person who acquires Units from a Unitholder grants to certain of the Fund’s officers (and, if appointed, a liquidator) a power of attorney to, among other things, execute and file documents required for the Fund’s qualification, continuance or dissolution. The power of attorney also grants the Board the authority to make certain amendments to, and to make consents and waivers under and in accordance with, the LLC Agreement.

Initial Closing and Subsequent Closings

After the Initial Closing Date, the Fund expects to hold a limited number of additional closings (“Subsequent Closings”) at which the Fund will issue Units (each a “Subsequent Closing Date”). In advance of each Subsequent Closing Date, and as close to it as practicable, the Fund will allocate its estimated profits and losses through that date, and distribute to Unitholders any undistributed estimated profits in cash to the extent there is available cash and through a deemed capital call and corresponding deemed distribution to the extent there is not sufficient available cash (on each occasion, a “Pre-Closing Distribution”).

Each investor participating in a Subsequent Closing (a “Later-Closing Investor”) will be issued Units in exchange for the Original Issuance Price and will be required to contribute in respect of each Unit newly issued to such investor:

(i)	an amount equal to the amount of any additional capital contributions the Fund had previously drawn down with respect to a Unit issued on the Initial Closing Date (a “True-Up Contribution”); and

(ii)

an amount equal to any increase in the net asset value (as reflected in the books and records of the Fund after giving effect to the applicable Pre-Closing Distribution) of a Unit issued on the Initial Closing Date through the closing date for the newly issued Unit, excluding any increase in net asset value attributable to additional capital contributions made by the applicable Unitholder or decrease attributable to distributions of True-Up Contributions as described in the paragraph below (an “NAV Balancing Contribution”).

True-Up Contributions may be retained and used for any purpose of the Fund. If at any time the Fund determines that because of the True-Up Contributions it has excess cash on hand, the Fund may distribute that excess cash among all the Unitholders pro rata based on the number of Units held by each. Any distribution of True-Up Contributions will be treated as a return of previously made capital contributions in respect of the Units and, consequently, will correspondingly increase the Undrawn Commitment of the Units.

NAV Balancing Contributions will not reduce the Undrawn Commitment of the associated Units and will not be treated as capital contributions for purposes of calculating the Incentive Fee. NAV Balancing Contributions received by the Fund will not be treated as amounts distributed to Unitholders for purposes of calculating the Incentive Fee.

Capital Call Mechanics

From time to time in its discretion, the Adviser may draw down all or any portion of the undrawn commitment of a Member (the “Undrawn Commitment”) with respect to each Unit upon at least ten business days’ prior written notice to the Unitholders (except that only five business days’ prior written notice will be required with respect to the initial drawdown). The Undrawn Commitment per Unit will equal $100 reduced by the Original Issuance Price and any amounts that have already been contributed (or deemed contributed) with respect to such Unit; provided, that (a) the Undrawn Commitment of a Unit will not be reduced for any NAV Balancing Contributions (as defined herein) made by a Unitholder, (b) the Undrawn Commitment will be increased for certain distributions attributable to True-Up Contributions (as defined herein), and (c) the Undrawn Commitment will be increased for any amount that a Unitholder may be required to re-contribute pursuant to the LLC Agreement (“Recallable Amount”).

Each capital call will be issued in the amount per Unit specified by the Fund, and such amount will be applicable to all Units outstanding as of the date such capital call is due to be contributed to the Fund; provided that in connection with the issuance of any new Units, the amount to be contributed as payment for such newly issued Units will be determined as set forth above.

The Adviser may issue capital calls for any permitted purpose. After the date of dissolution of the Fund, Unitholders will be released from any further obligation with respect to their Undrawn Commitments, except to the extent necessary to: (i) cover expenses, liabilities (including the repayment of any indebtedness) and the obligations or reserves therefor, including, without limitation, indemnification obligations, Management Fees and Incentive Fees, (ii) complete investments by the Fund in transactions that were significantly in process prior to the effective date of the dissolution of the Fund and as to which the Fund and the prospective portfolio company have commenced, in good faith, negotiating the terms of the investment and which the Adviser reasonably expects to be consummated prior to the date that is 90 days after the date on which it was determined to dissolve the Fund, and (iii) effect follow-on investments in existing portfolio companies up to an aggregate maximum of 10% of aggregate cumulative invested amounts.

In addition to making contributions of its Undrawn Commitments, a Unitholder may be required to re-contribute amounts previously distributed to it with respect to its Units, as described herein. For the avoidance of doubt, if the amount of any deemed contribution or deemed distribution is disregarded, the sum of total contributions and re-contributions, minus any distributions, will not exceed a Unitholder’s Commitment.

Action by Unitholders

Under the LLC Agreement, Unitholder action can be taken only at an annual or special meeting of Unitholders or by written consent in lieu of a meeting by Unitholders representing at least the number of Units required to approve the matter in question. The LLC Agreement provides that with respect to an annual or special meeting of Unitholders, nominations of persons for election to the board of directors and the proposal of business to be considered by Unitholders may be made only pursuant to the Fund’s notice of the meeting, as determined by the Board.

Amendment of the Limited Liability Company Agreement; No Approval by Unitholders

Except as otherwise provided in the LLC Agreement, the terms and provisions of the LLC Agreement may be amended (which term includes any waiver, modification, or deletion of the LLC Agreement) during or after the term of the Fund, with the prior written consent of (i) in the case of an amendment not affecting the rights of the holder of any Preferred Units, in such Person’s capacity as a Member of the Fund holding Preferred Units (“Preferred Unitholders”), a majority in interest of the Unitholders, (ii) in the case of an amendment not affecting the rights of a Unitholder (including rights or protections with respect to tax consequences of Unitholders), a majority in interest of the Preferred Unitholders, and (iii) in case of an amendment affecting the rights (including rights or protections with respect to tax consequences of Unitholders) of both the Unitholders and the Preferred Unitholders, a majority in interest of the Unitholders and a majority in interest of the Preferred Unitholders. Notwithstanding the immediately preceding sentence, certain limited amendments, as set forth in the LLC Agreement, may be made with the consent of the Board and without the need to seek the consent of any Unitholder.

Default Provisions

Pursuant to the LLC Agreement, if a Unitholder fails to make a capital contribution when due, interest will accrue at the Default Rate on the outstanding unpaid balance of such capital contribution. The “Default Rate” with respect to any period will be the lesser of (a) a variable rate equal to the prime rate of interest (as reported in The Wall Street Journal) during such period plus 6% or (b) the highest interest rate for such period permitted by applicable law. The Adviser may waive the requirement to pay interest, in whole or in part.

In addition, if any Unitholder fails to make a capital contribution when due, and has also failed to make such payment on or before the date that is seven business days after the Adviser has given written notice to such Unitholder of such Unitholder’s failure to make such contribution, then the Adviser may, in its discretion, and subject to applicable law, take any actions available under the LLC Agreement or at law or at equity, which may include causing such defaulting Unitholder to forfeit a significant portion of its Units or to transfer its Units to a third party for a price that is less than the net asset value of such Units.

Merger, Sale or Other Disposition of Assets

The Board may, without the approval of holders of outstanding Units, cause the Fund to, among other things, sell, exchange or otherwise dispose of all or substantially all of the Fund’s assets in a single transaction or a series of related transactions, or approve on the Fund’s behalf the sale, exchange or other disposition of all or substantially all of the Fund’s assets. The Board may also cause the sale of all or substantially all of the Fund’s assets under a foreclosure or other realization without Unitholder approval. Unitholders are not entitled to dissenters’ rights of appraisal under the LLC Agreement or applicable Delaware law in the event of a merger or consolidation, a sale of all or substantially all of the Fund’s assets or any other similar transaction or event.

Term of the Fund

Under the terms of the LLC Agreement, the term of the Fund will expire when dissolved as provided in LLC Agreement or by operation of law.

The Fund shall be dissolved (i) upon the determination by the Board in its sole discretion to dissolve the Fund because the Board has determined that there is a substantial likelihood that due to a change in the text, application or interpretation of the provisions of the U.S. federal securities laws (including the Securities Act, the Investment Company Act and the Investment Advisers Act of 1940, as amended) or the Code, or any other applicable statute, regulation, case law, administrative ruling or other similar authority (including changes that result in the Fund being taxable as a corporation or association under U.S. federal income tax law), the Fund cannot operate effectively in the manner contemplated herein, (ii) at any time there are no members of the Fund, unless the business of the Fund is continued in accordance with this Agreement or Delaware law, (iii) upon the entry of a decree of judicial dissolution of the Fund under Section 18-802 of the Delaware Limited Liability Company Act, (iv) if a court of competent jurisdiction has found that the Adviser has acted with willful misfeasance, gross negligence, or reckless disregard of the duties involved in its conduct and a majority in interest of the Unitholders has approved such dissolution, or (v) by vote of percentage in interest in excess of 66 2/3% (a “Supermajority in Interest”) of all Members; provided, however, that written notice shall be provided to Adviser and the Board at least ninety (90) days prior to any such vote being taken.

Books and Reports

The Fund is required to keep appropriate books of its business at its principal offices. The books will be maintained for both tax and financial reporting purposes on an accrual basis in accordance with U.S. generally accepted accounting principles (“GAAP”). For tax and financial reporting purposes, the Fund’s fiscal year is a calendar year ending December 31, unless otherwise required by the Code or permitted by law.

Item 10.2. Long-Term Debt

Not applicable.

Item 10.3. General

Not applicable.

Item 10.4. Taxes

Certain U.S. Federal Income Tax Consequences

The following is a summary of certain material U.S. federal income tax considerations related to an investment in the Units. This summary is based upon the provisions of the Code, as amended, the U.S. Treasury regulations promulgated thereunder, published rulings of the Internal Revenue Service (the “IRS”) and judicial decisions in effect as of the date hereof, all of which are subject to change, possibly with retroactive effect. The discussion does not purport to describe all of the U.S. federal income tax consequences that may be relevant to a particular investor in light of that investor’s particular circumstances (including alternative minimum tax consequences) and is not directed to investors subject to special treatment under the U.S. federal income tax laws, such as banks, dealers in securities, persons holding Units as part of hedging transaction, wash sale, conversion transaction or integrated transaction, real estate investment trusts, regulated investment companies, tax-exempt entities, U.S. Holders (as defined below) whose functional currency is not the U.S. dollar, certain financial institutions and insurance companies. In addition, this summary does not discuss any aspect of state, local or non-U.S. tax law and assumes that investors will hold their Units as capital assets (generally, assets held for investment).

For purposes of this discussion, a “U.S. Holder” is a Unitholder that is, for U.S. federal income tax purposes: (a) an individual who is a citizen or resident of the United States; (b) a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state thereof or the District of Columbia; (c) an estate, the income of which is subject to U.S. federal income taxation regardless of its source or (d) a trust if a court within the United States can exercise primary supervision over its administration and certain other conditions are met. A “Non-U.S. Holder” is a Unitholder who is neither a U.S. Holder nor a partnership for U.S. federal income tax purposes. For tax purposes, the Fund’s fiscal year is the calendar year.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Units, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective investor that will own Units through a partnership should consult its tax advisors with respect to the purchase, ownership and disposition of those Units.

Tax matters are complex and prospective investors in the Units are urged to consult their own tax advisors with respect to the U.S. federal income tax and state, local and non-U.S. tax consequences of an investment in the Units, including the potential application of U.S. withholding taxes.

Classification of the Fund as Corporation for Tax Purposes

As a limited liability company, the Fund is an eligible entity that is entitled to elect its classification for U.S. federal tax purposes. The Fund intends to make an election to cause it to be classified as an association that is taxable as a corporation for U.S. federal income tax purposes. If the Fund is unable to qualify as a RIC (the requirements of which are discussed below) during the liquidation of its portfolio following the Commitment Period, it may consider filing a new election to cause the Fund to be classified as a partnership for U.S. federal tax purposes (from the effective date of such new election forward). The Fund has no current intention of making such a new election and would only make such election if it determines it is in the best interests of Unitholders to do so.

Regulated Investment Company Classification

The Fund intends to elect, and intend to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, the Fund generally will not be required to pay corporate-level federal income taxes on any ordinary income or capital gains that the Fund distributes to its Unitholders as dividends. To continue to qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment, the Fund must distribute to Unitholders, for each taxable year, the sum of at least 90% of the Fund’s “investment company taxable income” for that year, which is generally the Fund’s ordinary income plus the excess of its realized net short-term capital gains over its realized net long-term capital losses, and 90% of its net tax-exempt interest (the “Annual Distribution Requirement”).

Taxation as a Regulated Investment Company

If the Fund:

•	qualifies as a RIC; and

•	satisfies the Annual Distribution Requirement;

then the Fund will not be subject to federal income tax on the portion of the Fund’s investment company taxable income and net capital gain (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) that the Fund distributes to Unitholders. The Fund will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to Unitholders.

The Fund will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless the Fund distributes in a timely manner an amount at least equal to the sum of (1) 98% of the Fund’s ordinary income for each calendar year, (2) 98.2% of the Fund’s capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, and on which the Fund paid no federal income tax, in preceding years.

In order to maintain the Fund’s qualification as a RIC for federal income tax purposes, the Fund must, among other things:

•	at all times during each taxable year, is registered under the Investment Company Act;

•

derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities (including loans), gains from the sale of stock or other securities or currencies, or other income derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from an interest in a “qualified publicly traded partnership”; and

•	diversify its holdings so that at the end of each quarter of the taxable year:

•

at least 50% of the value of the Fund’s assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s assets or more than 10% of the outstanding voting securities of the issuer; and

•

no more than 25% of the value of the Fund’s assets is invested in (i) the securities, other than U.S. government securities or securities of other RICs, of one issuer, (ii) the securities, other than securities of other RICs, of two or more issuers that are controlled, as determined under applicable tax rules, by the Fund and that are engaged in the same or similar or related trades or businesses or (iii) the securities of one or more “qualified publicly traded partnerships.”

The Fund may be required to recognize taxable income in circumstances in which the Fund does not receive cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with increasing interest rates or debt instruments issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. Because any original issue discount accrued will be included in the Fund’s investment company taxable income for the year of accrual, the Fund may be required to make a distribution to Unitholders in order to satisfy the Annual Distribution Requirement, even though the Fund will not have received any corresponding cash amount.

Because the Fund may use debt financing, the Fund will be subject to certain asset coverage ratio requirements under the Investment Company Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict the Fund from making distributions necessary to satisfy the Annual Distribution Requirement. If the Fund is unable to obtain cash from other sources or are otherwise limited in the Fund’s ability to make distributions, the Fund could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

Certain of the Fund’s investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of securities is deemed to occur; (vi) adversely alter the characterization of certain complex financial transactions; and (vii) produce income that will not be qualifying income for purposes of the 90% gross income test described above. The Fund will monitor the Fund’s transactions and may make certain tax elections in order to mitigate the potential adverse effect of these provisions.

If, in any particular taxable year, the Fund does not qualify as a RIC, all of the Fund’s taxable income (including the Fund’s net capital gains) will be subject to tax at regular corporate rates without any deduction for distributions to Unitholders, and distributions will be taxable to the Unitholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

In the event the Funds invests in non-U.S. securities, the Fund may be subject to withholding and other non-U.S. taxes with respect to those securities. The Fund does not expect to satisfy the conditions necessary to pass through to the Fund’s Unitholders their share of the non-U.S. taxes paid by the Fund.

Taxation of U.S. Holders

Distributions by the Fund generally will be taxable to U.S. Holders as ordinary income or capital gains. Distributions of the Fund’s investment company taxable income will be taxable as ordinary income to U.S. Holders to the extent of the Fund’s current or accumulated earnings and profits. Distributions of the Fund’s net capital gains (that is, the excess of the Fund’s realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by the Fund as “capital gain dividends” will be taxable to a U.S. Holder as long-term capital gains, regardless of the U.S. Holder’s holding period for its Units. Distributions of investment company taxable income that are reported by the Fund as being derived from “qualified dividend income” will be taxed in the hands of non-corporate Unitholders at the rates applicable to long-term capital gain, provided that holding period and other requirements are met by both the Unitholders and the Fund. “Qualified dividend income” reported by the Fund may not exceed the aggregate dividends it receives from most U.S. corporations and certain foreign corporations. Dividends distributed by the Fund will generally not be attributable to qualified dividend income.

Distributions in excess of the Fund’s current and accumulated earnings and profits first will reduce a U.S. Holder’s adjusted tax basis in such U.S. Holder’s Units and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. Holder. For a summary of the tax rates applicable to capital gains, including capital gain dividends, see the discussion below.

Although the Fund currently intends to distribute realized net capital gains (i.e., net realized long-term capital gains in excess of net realized short-term capital losses), if any, at least annually, the Fund may in the future decide to retain some or all of the Fund’s net capital gains, and to designate some or all of the retained amount as a “deemed distribution.” In that case, among other consequences, the Fund will pay corporate-level tax on the retained amount, each U.S. Holder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the U.S. Holder, and the U.S. Holder will be entitled to claim a credit or refund equal to its allocable share of the corporate-level tax the Fund pays on the retained capital gain. The amount of the deemed distribution net of such tax will be added to the U.S. Holder’s cost basis for its Units. Since the Fund expects to pay tax on any retained capital gains at the Fund’s regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by non-corporate U.S. Holders on long-term capital gains, the amount of tax that non-corporate U.S. Holders will be treated as having paid will exceed the tax they owe on the capital gain dividend. Such excess generally may be claimed as a credit or refund against the U.S. Holder’s other U.S. federal income tax obligations. A U.S. Holder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes the Fund paid. In order to utilize the deemed distribution approach, the Fund must provide written notice to Unitholders prior to the expiration of 60 days after the close of the relevant tax year.

For purposes of determining (i) whether the Annual Distribution Requirement is satisfied for any year and (ii) the amount of dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, a U.S. Holder generally will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared in October, November, or December of any calendar year, payable to Unitholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the U.S. Holders on December 31 of the year in which the dividend was declared.

U.S. Holders making NAV Balancing Contributions should consider that distributions of any amounts of the earnings requiring the NAV Balancing Contributions will be taxed upon receipt as dividends to the extent of the Fund’s current and accumulated earnings and profits even though the distribution economically represents a return of the Unitholder’s investment.

You may recognize taxable gain or loss if you sell or exchange your Units (including a redemption of such Units or upon a liquidation of the Fund). The amount of the gain or loss will be measured by the difference between your adjusted tax basis in your Units and the amount of the proceeds you receive in exchange for such Units. Any gain or loss arising from the sale or exchange of the Units (or, in the case of distributions in excess of the sum of the Fund’s current and accumulated earnings and profits and your tax basis in the Units, treated as arising from the sale or exchange of your Units) generally will be a capital gain or loss if the Units are held as a capital asset. This capital gain or loss normally will be treated as a long-term capital gain or loss if you have held your Units for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or exchange of Units held for six months or less generally will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received, or treated as deemed distributed, with respect to such Units.

In general, individual U.S. Holders currently are subject to a maximum U.S. federal income tax rate of 20% on their net capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in the Units in the future. In addition, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly or $125,000 in the case of married individuals filing separately) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. Holders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Dividends distributed by the Fund to corporate Unitholders generally will not be eligible for the dividends-received deduction. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ.

The Fund (or the applicable withholding agent) will send to each of the U.S. Holders, as promptly as possible after the end of each calendar year, a report detailing the amounts includible in such U.S. Holder’s taxable income for such year as ordinary income, long- term capital gain and “qualified dividend income,” if any. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local, and non-U.S. taxes depending on a U.S. Holder’s particular situation.

Limitation on Deduction for Certain Expenses

If the Units are not beneficially owned by at least 500 persons at all times during the taxable year, then a U.S. Holder that is an individual, estate or trust may be subject to limitations on miscellaneous itemized deductions in respect of its share of expenses that the Fund incurs, to the extent that the expenses would have been subject to these limitations if the holder had incurred them directly. However, for taxable years beginning after December 31, 2017 and before January 1, 2026, U.S. Holders are not permitted to take any miscellaneous itemized deductions. The Fund does not expect the Units to be beneficially owned by 500 or more persons.

If the Fund does not satisfy the 500-shareholder requirement, the Fund would be required to report the relevant expenses, including the Management Fee and Incentive Fee, on Form 1099-DIV, and affected holders will be required to take into account as income an amount equal to their allocable share of such expenses and to take into account their allocable share of such expenses.

U.S. Taxation of Tax-Exempt U.S. Holders

A U.S. Holder that is a tax-exempt organization for U.S. federal income tax purposes and therefore generally exempt from U.S. federal income taxation may nevertheless be subject to taxation to the extent that it is considered to derive unrelated business taxable income (“UBTI”). The direct conduct by a tax-exempt U.S. Holder of the activities the Fund proposes to conduct could give rise to UBTI. However, a RIC is a corporation for U.S. federal income tax purposes and its business activities generally will not be attributed to its Unitholders for purposes of determining their treatment under current law. Therefore, a tax-exempt U.S. Holder should not be subject to U.S. taxation solely as a result of the holder’s ownership of Units and receipt of dividends with respect to such Units. Moreover, under current law, if the Fund incurs indebtedness, such indebtedness will not be attributed to a tax-exempt U.S. Holder. Therefore, a tax-exempt U.S. Holder should not be treated as earning income from “debt-financed property” and dividends the Fund pays should not be treated as “unrelated debt-financed income” solely as a result of indebtedness that the Fund incurs. Proposals periodically are made to change the treatment of “blocker” investment vehicles interposed between tax-exempt investors and non-qualifying investments. In the event that any such proposals were to be adopted and applied to RICs, the treatment of dividends payable to tax-exempt investors could be adversely affected.

Taxation of Non-U.S. Holders

Whether an investment in the Units is appropriate for a Non-U.S. Holder will depend upon that person’s particular circumstances. Non-U.S. Holders should consult their tax advisers before investing in the Units. Distributions of the Fund’s “investment company taxable income” to Non-U.S. Holders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of federal withholding tax if paid to Non-U.S. Holders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent such distributions do not exceed the Fund’s current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. Holder (and, if a treaty applies, are attributable to a U.S. permanent establishment of the Non-U.S. Holder), the Fund will not be required to withhold U.S. federal tax if the Non-U.S. Holder complies with applicable certification and disclosure requirements, (such as providing Form W-8ECI), although Non-U.S. Holder’s will be subject to U.S. federal income tax on distributions at the rates applicable to U.S. persons. Special certification requirements apply to a Non-U.S. Holder that is a non-U.S. partnership or a non-U.S. trust, and such entities are urged to consult their own tax advisers.

U.S.-source withholding taxes are generally not imposed on dividends paid by RICs to the extent the dividends are reported as “interest-related dividends” or “short-term capital gain dividends.” Interest-related dividends and short- term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a non-U.S. person, and that satisfy certain other requirements. No assurance can be given as to whether any of the Fund’s distributions will be reported as eligible for this exemption from withholding tax. In addition, Non-U.S. Holders should be aware that U.S. withholding rules require the Fund (or its withholding agent) to withhold on distributions in the absence of certainty as to whether such distributions are eligible for the exemption from withholding tax. Since amounts designated as interest-related dividends may be reduced to the extent such amounts exceed the Fund’s “qualified net interest income” for the taxable year in which such dividend is distributed, the Fund will generally not be certain that the entire amount of mid-year distributions of interest-related dividends is, in fact, properly treated as such. Accordingly, such distributions to Non-U.S. Holders may be subject to overwithholding by the Fund (or its withholding agent). The Fund intends to take measures to minimize the risk of such overwithholding. In addition, the Fund may choose to hold such amounts in escrow until the year-end determination of qualified net interest income can be made. In such cases, the Fund intends to promptly return any overwithheld amounts to Non-U.S. Holders subsequent to making such determinations. Alternatively, however, there is a risk that such overwithheld amounts may be remitted to the Internal Revenue Service and that a Non-U.S. Holder would be required to file a return with the Internal Revenue Service in order to claim a refund of such overwithheld amounts.

Actual or deemed distributions of the Fund’s net capital gains to a Non-U.S. Holder, and gains realized by a Non-U.S. Holder upon the sale or redemption of its Units (including a redemption of such Units or upon a liquidation of the Fund), will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. Holder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. Holder in the United States) or, in the case of an individual, the Non-U.S. Holder was present in the United States for 183 days or more during the taxable year and certain other conditions are met. If the Fund distributes its net capital gains in the form of deemed rather than actual distributions, a Non-U.S. Holder will be entitled to a U.S. federal income tax credit or tax refund equal to the allocable share of the corporate-level tax the Fund pays on the capital gains deemed to have been distributed; however, in order to obtain the refund, the Non-U.S. Holder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. Holder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

If any actual or deemed distributions of the Fund’s net capital gains, or any gains realized upon the sale or redemption of Units, are effectively connected with a U.S. trade or business of the Non-U.S. Holder (and, if an income tax treaty applies, are attributable to a U.S. permanent establishment maintained by the Non-U.S. Holder), such amounts will be subject to U.S. income tax, on a net-income basis, in the same manner, and at the graduated rates applicable to, a U.S. Holder. For a corporate Non-U.S. Holder, the after-tax amount of distributions (both actual and deemed) and gains realized upon the sale or redemption of its Units that are effectively connected to a U.S. trade or business (and, if a treaty applies, are attributable to a U.S. permanent establishment), may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

Non-U.S. Holders making NAV Balancing Contributions should consider that distributions of any amounts of the earnings requiring the NAV Balancing Contributions will be treated for U.S. tax purposes as dividends to the extent of the Fund’s current and accumulated earnings and profits even though the distribution economically represents a return of the Unitholder’s investment. Such dividends would be subject to U.S. withholding tax or income tax in accordance with the rules discussed above.

Under legislation commonly referred to as the “Foreign Account Tax Compliance Act” (“FATCA”) a 30% withholding tax is imposed on payments of certain types of income to non-U.S. financial institutions that fail to enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by non-U.S. entities that have U.S. persons as substantial owners) or that fail to meet the requirements of a relevant intergovernmental agreement. The types of income subject to the tax include U.S. source interest and dividends paid after June 30, 2014. Under proposed U.S. Treasury regulations, which may be relied upon until final U.S. Treasury regulations are published, there is no FATCA withholding on gross proceeds from the sale of any property that could produce U.S.-source interest or dividends or on certain capital gains distributions.

The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, a 30% withholding is also imposed on payments to non-U.S. entities that are not financial institutions unless the non-U.S. entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a Non-U.S. Holder and the status of the intermediaries through which they hold their Units, Non-U.S. Holders could be subject to this 30% withholding tax with respect to distributions on their Units. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such taxes.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and non-U.S. tax consequences of an investment in the Units.

Backup Withholding and Information Reporting

Backup withholding may apply to distributions on the Units with respect to certain non-exempt U.S. Holders. Such a U.S. Holder generally will be subject to backup withholding unless the U.S. Holder provides its correct taxpayer identification number and certain other information, certified under penalties of perjury, to the dividend paying agent, or otherwise establishes an exemption from backup withholding. Any amount withheld under backup withholding is allowed as a credit against the U.S. Holder’s U.S. federal income tax liability, provided the proper information is provided to the IRS.

U.S. information reporting requirements and backup withholding tax will not apply to dividends paid on the Units to a Non-U.S. Holder, provided the Non-U.S. Holder provides a Form W-8BEN or Form W-8BEN-E (or satisfies certain documentary evidence requirements for establishing that it is a non-United States person) or otherwise establishes an exemption. Information reporting and backup withholding also generally will not apply to a payment of the proceeds of a sale of the Units affected outside the United States by a non-U.S. office of a non-U.S. broker. However, information reporting requirements (but not backup withholding) will apply to a payment of the proceeds of a sale of the Units effected outside the United States by a non-U.S. office of a broker if the broker (i) is a United States person, (ii) derives 50% or more of its gross income for certain periods from the conduct of a trade or business in the United States, (iii) is a “controlled foreign corporation” as to the United States, or (iv) is a non-U.S. partnership that, at any time during its taxable year is more than 50% (by income or capital interest) owned by United States persons or is engaged in the conduct of a U.S. trade or business, unless in any such case the broker has documentary evidence in its records that the holder is a non-U.S. holder and certain conditions are met, or the holder otherwise establishes an exemption. Payment by a United States office of a broker of the proceeds of a sale of the Units will be subject to both backup withholding and information reporting unless the holder certifies its non-United States status under penalties of perjury or otherwise establishes an exemption. Backup withholding is not an additional tax. Any amounts withheld from payments made to a Unitholder may be refunded or credited against such Unitholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Item 10.5. Outstanding Securities

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by Registrant or for its Own Account	Amount Outstanding Exclusive of Amount Shown Under (3) as of May 15, 2024
Limited Liability Company Interests	Unlimited	None	$1,000

Item 10.6. Securities Ratings

Not applicable.

Item 11. Defaults and Arrears on Senior Securities

Not applicable.

Item 12. Legal Proceedings

The Fund is not currently subject to any material legal proceedings, nor, to its knowledge, is any material legal proceeding threatened against the Fund. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Fund’s rights under loans to or other contracts with its portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, the Fund does not expect that these proceedings will have a material effect upon its financial condition or results of operations.

Part B: Information Required in a Statement of Additional Information

Part B of this Registration Statement should be read in conjunction with Part A. Capitalized terms used in this Part B and not otherwise defined have the meanings given them in Part A of this Registration Statement.

Item 14. Cover Page of SAI

STATEMENT OF ADDITIONAL INFORMATION

TCW Spirit Direct Lending LLC

May 30, 2024

This STATEMENT OF ADDITIONAL INFORMATION, or SAI, which is not a prospectus, should only be read in conjunction with Part A of this Registration Statement initially filed with the Securities and Exchange Commission (“SEC”) on May 30, 2024, as it may be amended from time to time. A copy of Part A of this Registration Statement, as amended, may be obtained, without charge, by calling the Fund the Fund at 1-800-FUND-TCW (1-800-386-3829). You may also obtain a copy of the prospectus on the Securities and Exchange Commission’s (the “SEC”) web site (http://www.sec.gov).

This SAI omits certain of the information contained in Part A of this Registration Statement filed with the SEC. This Registration Statement may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC’s public reference room at 100 F Street, NE, Washington, DC 20549, or via the SEC’s website at www.sec.gov, at no charge.

The Fund is a newly-formed entity and therefore have no operating history to report. The Fund has not operated under any other name or conducted other business activity.

Terms not defined herein have the same meaning as given to them in Part A of this Registration Statement.

Item 15. Table of Contents of SAI

Item 16. General Information and History

Not applicable.

Item 17. Investment Objective and Policies

The disclosure set forth under Item 8 of Part A above is incorporated by reference herein.

Item 18. Management

The Board will have ultimate authority over the operations of the Fund, but will delegate the authority to manage the Fund’s assets to the Adviser. Pursuant to the Amended and Restated Limited Liability Company Agreement of the Fund (the “LLC Agreement”), the Board will initially consist of five members.

The Board will be divided into three classes, each serving staggered, three-year terms. However, the initial members of the three classes have initial terms of one, two and three years, respectively. The terms of the Class I directors will expire at the 2025 annual meeting of Unitholders; the terms of the Class II directors will expire at the 2026 annual meeting of Unitholders; and the terms of the Class III directors will expire at the 2027 annual meeting of Unitholders. At each annual meeting of the Unitholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of Unitholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualified.

The LLC Agreement provides that the business and affairs of the Fund will be managed under the direction of the Board, which will have the power to appoint the Fund’s officers. On a regular basis, the Board will primarily be responsible for the determination of the net asset value of the Units.

The directors of the Board (each, a “Director”) are not required to contribute to the capital of the Fund or to hold Units. A majority of Directors of the Board are not “interested persons” (as defined in the Investment Company Act) of the Fund (collectively, the “Independent Directors”). Any Director who is not an Independent Director is an interested Director (“Interested Director”).

The LLC Agreement provides that the number of directors will be set only by the board of directors. The LLC Agreement provides that a majority of the entire board of directors may at any time increase or decrease the number of directors. However, the number of directors may never be less than one or more than twelve unless the LLC Agreement is amended in which case the Fund may have more than twelve directors but never fewer than one. The LLC Agreement provides any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, and any Directors elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is duly elected and qualifies, subject to any applicable requirements of the Investment Company Act.

The LLC Agreement provides that a Director elected by the Unitholders may be removed only for cause, as defined therein, and then only by the affirmative vote of the holders of 66 2/3% of the then outstanding authorized Units entitled to vote.

The identity of Directors of the Board and officers of the Fund, and their brief biographical information, including their addresses, their year of birth and descriptions of their principal occupations during the past five years is set forth below.

Independent Directors

Name and Year of Birth	Position(s) Held with the Fund; Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee in the Past 5 Years	Expiration of Term

Sheila A. Finnerty (1965)	Director; Since inception	Executive Managing Director	1	Director and on Audit Committee for Vista Credit Strategic Lending Corp (“private BDC”)	2025

Saverio M. Flemma (1962)	Director; Since inception	Financial Adviser	1	None	2026

R. David Kelly (1963)	Lead Director; Since inception	Alternative Asset Management	1	None	2027

Andrew W. Tarica (1959)	Director; Since inception	Fixed Income Asset Management	1	TCW Funds, Inc., TCW Strategic Income Fund, and the MetWest Mutual Funds	2025

*	The Fund Complex consists of the Fund.

Interested Directors

Name and Year of Birth	Position(s) Held with the Fund; Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee in the Past 5 Years	Expiration of Term

Richard T. Miller* (1962)	President, Director; Since inception	President, Director	1	None	2026

*	Mr. Miller is an interested person of the Fund because of his position with the Fund’s Adviser.

Officers who are Not Trustees

Information regarding the officers of the Fund who are not Trustees is as follows:

Name and Year of Birth	Position(s) Held with the Fund; Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

David Wang (1976)	Chief Operating Officer; Since inception	Chief Operating Officer, Managing Director

Andrew Kim (1978)	Chief Financial Officer and Treasurer; Since inception	Chief Financial Officer, Treasurer, Managing Director

Gladys Xiques (1973)	Chief Compliance Officer; Since inception	Chief Compliance Officer; Deputy Compliance Officer, Group Manging Director

Gayle Espinosa (1981)	Secretary; Since inception	Secretary, Managing Director

Joseph Magpayo (1964)	Assistant Secretary; Since inception	Assistant Secretary, Manging Director

The Board believes that each of the Directors’ experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Directors lead to the conclusion that each Director should serve in such capacity. Among the attributes common to all Directors is the ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Directors, the Adviser, the Fund’s other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. A Director’s ability to perform his or her duties effectively may have been attained through the Director’s business, consulting, and public service; experience as a board member of non-profit entities or other organizations; education or professional training; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Director.

Independent Directors

Sheila A. Finnerty, served as an Executive Managing Director at Liberty Mutual Insurance, a Fortune 100 Company, until her retirement. She has 34 years of experience and is widely respected as a successful investor and strong partner both in the financial markets and in business strategy. As an investor at both Liberty Mutual Investments and Morgan Stanley Investment Management, Ms. Finnerty successfully managed leveraged finance and alternative credit portfolios as well as being an active member of the internal Investment Committee and the leadership teams that oversaw asset allocation and strategy for these businesses. Prior to joining Liberty Mutual, Ms. Finnerty held several roles at Morgan Stanley Investment Management (MSIM) including Managing Director as Global Head of High Yield Investments as well as Head of Leveraged Loan Investments. Ms. Finnerty serves on the Board of Trustees of Manhattanville College and the Philanthropy Committee of the May Institute. Ms. Finnerty is a strong proponent of diversity and inclusion initiatives and is a founding member of Women in Alternative Debt. Ms. Finnerty is a 1988 graduate of The New York University Stern School of Business and a 1986 graduate of Manhattanville College. She is a Charter Holder of the CFA Institute.

Saverio M. Flemma is the founder and President of SF Advisors LLC, a financial advisory firm. He advises companies and business owners on capital structure and financing-related issues as well as company sales. Prior to SF Advisors, Mr. Flemma was a Senior Banker at Drexel Hamilton, LLC, an investment banking and securities brokerage firm. Mr. Flemma joined Drexel Hamilton in 2016 and was responsible for advising on mergers and acquisitions and capital raising transactions. Previously, Mr. Flemma served as a Managing Director in Investment Banking at Deutsche Bank Securities, Chase Securities and Banc of America Securities. Mr. Flemma earned a B.A. in Economics from Rollins College.

R. David Kelly serves as the lead independent director. Mr. Kelly has investment experience serving both public companies and private companies in the financial advisory, real estate development and operating company sectors. Mr. Kelly has served as the Chief Executive Officer and Chairman of the board of directors of Croesus and Company, a real estate investment and advisory firm, since 2014. Mr. Kelly is the managing partner of StraightLine Realty Partners, LLC, an alternative investment platform with investments in real estate financial services and venture capital, which he founded in 2010. Mr. Kelly serves as Lead Director on the Board of Directors of TCW Direct Lending Funds VII and VIII. He also serves as Lead Director on the Board of Directors of Invesco’s INREIT and is an at large director of Ashton Woods Homes. He also serves as an Independent Director of Acadia Healthcare. Mr. Kelly serves on the Governing Body of the Children’s Medical Center of Dallas, serving on the Finance Operating and Investment Committees. Mr. Kelly served as Chairman of the Teacher’s Retirement System of Texas from 2007 to 2017. He also served as Chairman of the Texas Public Finance Authority from 2002 to 2006 as a gubernatorial appointee. Mr. Kelly earned a B.A. in Economics from Harvard University and an M.B.A. from Stanford University.

Andrew W. Tarica is the founder and CEO of Meadowbrook Capital Management (“MCM”), a fixed income credit asset management business he founded in 2001. Prior to founding MCM, he was the global head of the high grade corporate bond department at Donaldson, Lufkin & Jenrette from 1992 to 1999. From 1990 to 1992 he ran the investment grade sales and trading department at Kidder Peabody. Mr. Tarica began his career at Drexel Burnham in 1983 in the investment grade trading area, where he eventually became the head of trading. He is a member of the Board of Directors of TCW Funds, Inc., TCW Strategic Income Fund, TCW Direct Lending VII, LLC, TCW Direct Lending VIII, LLC and Chairman of the TCW/MetWest Mutual Funds board. Mr. Tarica is a graduate of Northeastern University.

Interested Directors

Richard T. Miller serves as Group Managing Director, Chief Investment Officer and Chairman of the Investment Committee of the Private Credit Group of The TCW Group, Inc. Mr. Miller joined The TCW Group, Inc. in 2013 with the acquisition of the Special Situations Funds Group from Regiment Capital Advisors, LP which he led since the group’s inception in 2001. Mr. Miller has over 30 years of experience in the capital markets and previously was ranked on the Institutional Investor “All American High Yield Research Team” for six consecutive years, focusing primarily on the Metals and Mining sector. Prior to his involvement in high yield research, he was at Chase Manhattan Bank in the Mergers & Acquisitions Group. He then moved on to become a Managing Director with the High Yield Group. Subsequently, he became the Head of High Yield Research at BankBoston Securities and in 1999, Mr. Miller joined UBS as a Managing Director and Head of the Global High Yield Research Group. Mr. Miller currently serves as an ex officio Trustee of the University of Rochester Endowment and is a member of the Nativity Preparatory School board and former member the Dexter Southfield School board. Mr. Miller received his BS from Syracuse University and his MBA from the University of Rochester.

Executive Officers Who Are Not Directors

David Wang is the Fund’s Chief Operating Officer. Mr. Wang serves as Managing Director, Chief Operating Officer and a member of the Investment Committee of the Private Credit Group of TCW Group, Inc. Prior to joining TCW Group, Inc. in 2013, Mr. Wang served as Director in the Capital Markets Group at Houlihan Lokey where he provided financing advisory services to middle market companies and financial sponsors. Prior to joining Houlihan Lokey, he served as Chief Financial Officer of Xinhua Finance, a publicly-traded international provider of financial indices, news, ratings and corporate communications products and services, where he led the company’s global restructuring. Prior to that, Mr. Wang was a Vice President in the leveraged finance investment banking division of Libra Securities and its predecessor firm, U.S. Bancorp Libra. He also previously served as Chief Financial Officer of Kentucky Electric Steel, a highly successful distressed acquisition and turnaround sponsored by Everest Capital and Libra Securities. Mr. Wang serves or has previously served on the boards of the Center for Duchenne Muscular Dystrophy at UCLA and the California Science Center. Mr. Wang is a graduate of The Wharton School at the University of Pennsylvania where he received a BS in Economics.

Andrew Kim is the Fund’s Chief Financial Officer and Treasurer. Mr. Kim is a Managing Director in the Client and Fund Reporting group of TCW Group, Inc., focusing on financial reporting and operations for the Direct Lending group of TCW Group, Inc. He joined TCW Group, Inc. in March 2020. Prior to joining TCW Group, Inc., Mr. Kim was the Chief Financial Officer of a boutique investment fund focused on structured lending and private credit. Prior to that role, he was the Vice President of Finance at Tennenbaum Capital Partners which focused on direct lending, primarily investing in leveraged loans through various complex fund structures. He holds a BS of Finance from the University of Illinois at Urbana-Champaign and an accounting certificate from UCLA. In addition, he is a CFA charterholder.

Gladys Xiques is the Fund’s Chief Compliance Officer. Ms. Xiques is the Global Chief Compliance officer for TCW Group, Inc., having joined in 2015 as Deputy Chief Compliance Officer. Prior to joining TCW Group, Inc., she was a Director and Compliance Counsel of Kohlberg Kravis Roberts & Co. L.P. where she covered the capital markets business and the distribution of KKR funds and products. She also helped to oversee the cross-border marketing and distribution of those funds and products. Prior to joining KKR, Ms. Xiques was a Vice President in the Legal Department for Barclays Wealth, formerly Lehman Brothers, where she covered the broker dealer and investment advisory businesses in the wealth management division. She was also a senior counsel for MetLife. Ms. Xiques holds a BA in Public Policy from Brown University and a JD from the George Washington University Law School. She is admitted to practice law in Maryland and New York.

Gayle Espinosa is the Fund’s Secretary. Ms. Espinosa joined TCW in 2016 as Financial Reporting Director, working primarily on corporate and adviser entity financial statements, BDC SEC financial reporting, internal controls, and technical accounting. Prior to joining TCW Group, Inc., Ms. Espinosa served as Financial Reporting Manager for Tennenbaum Capital Partners during which she led the SOX implementation efforts for TCP Capital Corp., a publicly-traded BDC. Ms. Espinosa also previously worked for the Public Company Accounting Oversight Board in addition to her nearly 10 years tenure at PricewaterhouseCoopers, LLP, where she worked in audit as well as capital markets. Ms. Espinosa received a BA in Economics with a minor in Accounting from the University of California, Los Angeles. She is a licensed CPA in the state of California.

Joseph Magpayo is the Fund’s Assistant Secretary. Mr. Magpayo manages the Client Services operations teams with responsibilities including wrap fee SMA and mutual fund operations, sales and marketing analytics, client relationship management (CRM) administration, request for proposals (RFP), and consultant databases. He has supervisory responsibilities as a Registered Principal over the Private Client Services group of TCW Group, Inc., and is also responsible for vendor management over several of TCW’s key outsourcing partners. He has extensive operational, organizational, and people management expertise. Mr. Magpayo joined TCW Group, Inc.in 1991. He earned a BA in History from St. Mary’s College, an MA in American Studies from Pepperdine University, and an MBA with a Strategic Management emphasis from Azusa Pacific University.

Leadership Structure

The Board has appointed R. David Kelly, an Independent Director, to serve in the role of Lead Independent Director. The Lead Independent Director ‘s role is to preside at all meetings of the Board and to act as liaison with the Adviser, other service providers, counsel and other Directors generally between meetings. The Lead Independent Director serves as a key point person for dealings between management and the Directors. The Lead Independent Director may also perform such other functions as may be delegated by the Board from time to time. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview and it allocates areas of responsibility among committees of Directors and the full Board in a manner that enhances effective oversight.

Committees of the Board of Directors

The Board has the authority to form additional committees of the Board from time to time to the extent that it determines that it is appropriate to do so.

The Audit Committee operates pursuant to a charter that has been approved by the Board. The Audit Committee is responsible for selecting, engaging and discharging the Fund’s independent accountants, reviewing the plans, scope and results of the audit engagement with the Fund’s independent accountants, approving professional services provided by the Fund’s independent accountants (including compensation therefor), reviewing the independence of the Fund’s independent accountants and reviewing the adequacy of the Fund’s internal control over financial reporting, as well as establishing guidelines and making recommendations to the Board regarding the valuation of the Fund’s assets for which market quotations are not readily available. The members of the Audit Committee are Sheila A. Finnerty, Saverio M. Flemma, R. David Kelly and Andrew W. Tarica, each of whom is an Independent Director. Saverio M. Flemma serves as the chairman of the Audit Committee, and has been designated by the Board as an “Audit Committee financial expert” under the rules of the SEC.

The Special Transactions Committee will be responsible for reviewing and making certain findings in respect of co-investment transactions under the conditions of the exemptive relief that the Adviser has been granted by the SEC as well as certain other matters pertaining to actual or potential conflicts of interest. The Special Transactions Committee is comprised of Sheila A. Finnerty, Saverio M. Flemma, R. David Kelly and Andrew W. Tarica each of whom is an Independent Director.

Director ownership of securities

As of the date of this SAI, none of the Directors owns Units of the Fund. For each Director, the dollar range of equity securities beneficially owned by the Directors in the Fund and in the family of investment companies (including all of the registered investment companies advised by the Adviser) as of December 31, 2023, is set forth in the table below.

NAME OF DIRECTOR	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
Independent:
Sheila A. Finnerty	N/A	N/A
Saverio M. Flemma	N/A	N/A
R. David Kelly	N/A	N/A
Andrew W. Tarica	N/A	N/A
Interested:
Richard T. Miller	N/A	N/A

Independent Director ownership of securities of the Adviser

As of the date of this SAI, none of the Independent Directors (or their immediate family members) owned securities of the Adviser or of an entity (other than a registered investment company) controlling, controlled by or under common control with the Adviser.

Director compensation

In consideration of the services rendered by the Independent Directors, the Fund will pay each Independent Director a retainer of $45,000 per year. In addition, the Fund will pay an additional retainer of $9,000 per year to

(i) the Lead Independent Director (Mr. Kelly) and (ii) the Chairman of the Audit Committee (Mr. Flemma). The Fund will also pay each Independent Director $1,500 for each Board meeting they participate in and $600 for each meeting of the Audit Committee of the Board that they participate in. The Directors do not receive any pension or retirement benefits.

The following table sets forth certain information regarding the compensation of the Fund’s Directors for the relevant fiscal year.

NAME OF DIRECTOR	AGGREGATE COMPENSATION FROM THE FUND[1]	TOTAL COMPENSATION FROM FUNDS AND FUND COMPLEX PAID TO DIRECTORS[2]
Sheila A. Finnerty	$52,200	$52,500
Saverio M. Flemma	$61,200	$61,200
R. David Kelly	$61,200	$61,200
Andrew W. Tarica	$52,200	$52,500
Richard T. Miller	$0	$0

[1]	The estimated compensation to be paid by the Fund for its fiscal year ending March 31, 2025.
[2]	The estimated aggregate compensation paid by funds in the Fund Complex for services provided by each Director to funds in the Fund Complex for fiscal year ended March 31, 2025.

Code of Ethics

The Fund and the Adviser have adopted, a code of ethics (the “Code of Ethics”) pursuant to Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain transactions by the Fund’s personnel. The Code of Ethics generally contains restrictions on investments by the Fund’s personnel in securities that the Fund may purchase or hold. This information is available at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549 and on the SEC’s website at www.sec.gov. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330. Unitholders may also obtain copies of the Code of Ethics on the Adviser’s website at www.TCW.com or by written request addressed to the following: Gladys Xiques, Chief Compliance Officer, 515 South Flower Street Los Angeles, California 90071.

The Fund and the Adviser have adopted and implemented, written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws. The Fund and the Adviser are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation and to designate a chief compliance officer to be responsible for administering the policies and procedures.

Proxy Voting Policies and Procedures

The Fund intends to delegate proxy voting responsibility to the Adviser. The Proxy Voting Policies and Procedures of the Adviser are set forth below. The guidelines will be reviewed periodically by the Adviser and the Independent Directors, and, accordingly, are subject to change.

An investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, the Adviser recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients. These policies and procedures for voting proxies for the Adviser’s investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

If the Adviser has responsibility for voting proxies in connection with its investment advisory duties, or has the responsibility to specify to an agent how to vote the client’s proxies, it exercises such voting responsibilities through the corporate proxy voting process. The Adviser believes that the right to vote proxies is a significant asset of its clients’ holdings. In order to provide a basis for making decisions in the voting of proxies for its clients, the Adviser and its affiliates have established a proxy voting committee (the “Proxy Committee”) and adopted proxy voting guidelines (the “Guidelines”) and procedures.

The Proxy Committee generally meets quarterly (or at such other frequency as determined by the Proxy Committee), and its duties include establishing proxy voting guidelines and procedures, overseeing the internal proxy voting process, and reviewing proxy voting issues. The members of the Proxy Committee include the Adviser’s personnel from the investment, compliance, legal and marketing departments. The Adviser also uses outside proxy voting services (each, an “Outside Service”) to help manage the proxy voting process. Each Outside Service facilitates its voting according to the Guidelines (or according to guidelines submitted by the Adviser’s clients) and helps maintain the Adviser’s proxy voting records. The Adviser’s proxy voting and record keeping is dependent on the timely provision of proxy ballots by custodians, clients and other third parties. Under circumstances described below involving potential conflicts of interest, the Adviser may also request an Outside Service to help decide certain proxy votes. In those instances, the Proxy Committee shall review and evaluate the voting recommendations of each Outside Service to ensure that recommendations are consistent with the Adviser’s clients’ best interest. In the event the Adviser inadvertently receives any proxy material on behalf of a client that has retained proxy voting responsibility, and where it is reasonably feasible by the Adviser to determine the identity of the client, the Adviser will promptly forward such materials to the client. As a matter of firm policy, the Adviser does not disclose to unaffiliated third parties how it expects to vote on upcoming proxies and does not disclose the way it voted proxies without a legitimate need to know such information.

The Guidelines provide a basis for the Adviser’s decisions in the voting of proxies for clients. When voting proxies, the Adviser’s utmost concern is that all decisions be made solely in the interests of the client and with the goal of maximizing the value of the client’s investments. Generally, proposals will be voted in accordance with the Guidelines and any applicable guidelines provided by the Adviser’s clients. The Adviser’s underlying philosophy, however, is that the portfolio managers, who are primarily responsible for evaluating the individual holdings of the Adviser’s clients, are best able to determine how best to further client interests and goals. The portfolio managers may, in their discretion, take into account the recommendations of the Adviser’s management, the Proxy Committee, and any Outside Service.

Individual portfolio managers, in the exercise of their best judgment and discretion, may from time to time override the Guidelines and vote proxies in a manner that they believe will enhance the economic value of clients’ assets, keeping in mind the best interests of the beneficial owners. The Guidelines provide procedures for documenting and, as required, approving such overrides. In the event a potential conflict arises in the context of voting proxies for the Adviser’s clients, the primary means by which the Adviser will avoid a conflict of interest is by casting votes with the assistance of an Outside Service according to the Guidelines and any applicable guidelines provided by the Adviser’s clients. If a potential conflict of interest arises, and the proxy vote to be decided is predetermined under the Guidelines, then the Adviser will follow the Guidelines and vote accordingly. On the other hand, if a potential conflict of interest arises and there is no predetermined vote, or the Guidelines themselves refer such vote to the portfolio manager for decision, or the portfolio manager would like to override a predetermined vote, then the Guidelines provide procedures for determining whether a material conflict of interest exists and, if so, resolving such conflict.

The Adviser or an Outside Service will keep records of the following items for at least five years: (i) the Guidelines and any other proxy voting procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s EDGAR system); (iii) records of votes cast on behalf of clients (if maintained by an Outside Service, that Outside Service will provide copies of those records promptly upon request); (iv) records of written requests for proxy voting information and the Adviser’s response (whether a client’s request was oral or in writing); and (v) any documents the Adviser prepared that were material to making a decision on how to vote, or that memorialized the basis for the decision. Additionally, the Adviser or an Outside Service will maintain any documentation related to an identified material conflict of interest.

Item 19. Control Persons and Principal Holders of Securities

The Fund has not yet commenced commercial activities and will not do so until the Initial Closing Date. The Adviser intends to contribute an initial $1,000 capital contribution to the Fund in exchange for 10 Units. The Fund will not raise additional capital prior to the Initial Closing Date, at which point the Fund will raise capital from the issuance of privately offered Units.

As of the date of this SAI, there were no record or beneficial owners of 25% or more of the Fund.

Item 20. Investment Advisory and Other Services

Information on the investment advisory and other services provided for or on behalf of the Fund is incorporated by reference to Item 9 of Part A of this Registration Statement.

Item 21. Portfolio Managers

Other Accounts Managed by the Portfolio Managers

The following table shows information regarding accounts (other than the Fund) managed by each of the individuals who are jointly and primarily responsible for the day-to-day portfolio management of the Fund as of December 31, 2024:

Richard T. Miller	Number of Accounts	Total Assets in Accounts ($ million)	Number of Accounts Subject to a Performance- Based Advisor Fee	Total Assets in Accounts Subject to a Performance- Based Advisory Fee ($ million)
Registered Investment Companies	11	$3,601,005,778	11	$3,601,005,778
Other Pooled Investment Vehicles	5	$1,547,479,067	5	$1,547,479,067
Other Accounts	1	$483,896,825	1	$483,896,825

Suzanne Grosso	Number of Accounts	Total Assets in Accounts ($ million)	Number of Accounts Subject to a Performance- Based Advisor Fee	Total Assets in Accounts Subject to a Performance- Based Advisory Fee ($ million)
Registered Investment Companies	10	$3,105,658,902	10	$3,105,658,902
Other Pooled Investment Vehicles	5	$1,547,479,067	5	$1,547,479,067
Other Accounts	1	$483,896,825	1	$483,896,825

Compensation

The overall objective of the Adviser’s compensation program for portfolio managers is to attract experienced and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objective and to reward the portfolio managers for their contributions to the successful performance of the accounts they manage. Portfolio managers are compensated through a combination of base salary, fee sharing based compensation (“fee sharing”), bonus and equity incentive participation in the Adviser’s parent company (“equity incentives”). Fee sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary. Salary is agreed to with portfolio managers at the time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.

Fee Sharing. Fee sharing for investment professionals is based on revenues generated by accounts in the investment strategy area for which the investment professionals are responsible. In most cases, revenues are allocated to a pool and fee sharing compensation is allocated among members of the investment team after the deduction of certain expenses (including compensation over a threshold level) related to the strategy group. The allocations are based on the investment professionals’ contribution to TCW and its clients, including qualitative and quantitative contributions.

In general, the same fee sharing percentage is used to compensate a portfolio manager for investment services related to the Fund as that used to compensate portfolio managers for other client accounts in the same strategy managed by the Adviser or an affiliate of the Adviser (collectively, the “TCW Advisers”). In some cases, the fee sharing pool includes revenues related to more than one product, in which case each participant in the pool is entitled to fee sharing derived from his or her contributions to all the included products.

Investment professionals are not directly compensated for generating performance fees. In some cases, the overall fee sharing pool is subject to fluctuation based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Fund managed by the portfolio manager as disclosed in the prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Funds.

Discretionary Bonus/Guaranteed Minimums. Discretionary bonuses may be paid out of an investment team’s fee sharing pool, as determined by the supervisor(s) in the department. In other cases where portfolio managers do not receive fee sharing or where it is determined that the combination of salary and fee sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by the applicable TCW Adviser. Also, pursuant to contractual arrangements, some portfolio managers received minimum bonuses.

Equity Incentives. Management believes that equity ownership aligns the interests of portfolio managers with the interests of the firm and its clients. Accordingly, TCW’s key investment professionals participate in equity incentives through ownership or participation in restricted unit plans that vest over time or unit appreciation plans of the Adviser’s parent company.

Other Plans and Compensation Vehicles. Portfolio managers may also elect to participate in the applicable adviser’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

Securities Ownership

As of May 15, 2024 the dollar range of securities beneficially owned by each of the individuals who are jointly and primarily responsible for the day-to-day portfolio management of the Fund:

Richard T. Miller	0
Suzanne Grosso	0

Item 22. Brokerage Allocation and Other Practices

Since the Fund intends to generally acquire and dispose of its investments in privately negotiated transactions, it expects to infrequently use brokers in the normal course of its business. Subject to policies established by the Board, the Adviser will be responsible for the execution of the publicly-traded securities portion of the Fund’s portfolio transactions, if any, and the allocation of brokerage commissions. The Adviser will seek to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Adviser will generally seek reasonably competitive trade execution costs, the Fund will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Adviser may select a broker based partly upon brokerage or research services provided to it and the Fund and any other clients. In return for such services, the Fund may pay a higher commission than other brokers would charge if the Adviser determines in good faith that such commission is reasonable in relation to the services provided.

Item 23. Tax Status

Information on the tax status of the Fund is incorporated by reference to Item 10.4 of Part A of this Registration Statement.

Item 24. Financial Statements

Not Applicable.

Part C:

Other Information

Responses to Items 25.2.h, 25.2.l, 25.2.n, 25.2.o, and 25.2.s of Part C have been omitted pursuant to Paragraph 3 of Instruction G of the General Instructions to Form N-2

TCW Spirit Direct Lending LLC (the “Registrant”)

Item 25. Financial Statements and Exhibits

(1)	Financial Statements:

Not Applicable.

(2)	Exhibits

(a)(1)	The Limited Liability Company Agreement is filed herewith.

(a)(2)	The Amended and Restated Limited Liability Company Agreement is filed herewith.

(a)(3)	Certificate of Formation is filed herewith.

(b)	Not applicable.

(c)	Not applicable.

(d)	Refer to Exhibit (a)(2).

(e)	Not applicable.

(f)	Not applicable.

(g)	Investment Advisory and Management Agreement is filed herewith.

(h)	Not applicable.

(i)	Not applicable.

(j)	Custody Agreement is filed herewith.

(k)(1)	Administration Agreement is filed herewith.

(k)(2)	Fee Waiver Agreement

(l)	Not applicable.

(m)	Not applicable.

(n)	Not applicable.

(o)	Not applicable.

(p)	Not applicable.

(q)	Not applicable.

(r)(1)	Code of Ethics of the Registrant is filed herewith.

(r)(2)	Code of Ethics of TCW Asset Management LLC is filed herewith.

(s)	Not applicable.

Item 26. Marketing Arrangements

Not applicable.

Item 27. Other Expenses of Issuance and Distribution

All figures are estimates:

Registration fees	$0
Legal fees	$275,000
Printing fees	$6,000
Blue Sky fees	$2,500
Accounting fees	$100,000
Total	$383,500

Item 28. Persons Controlled by or Under Common Control with Registrant

The Registrant takes the position that it is not under common control with other funds since the power residing in the respective boards and officers arises as a result of an official position with the respective funds.

Item 29. Number of Holders of Securities

Title of Class	Number of Record Holders*
Limited Liability Company Units	1

*	As of May 15, 2024.

Item 30. Indemnification

Under the LLC Agreement, to the maximum extent permitted by law, the Fund will fully indemnify the Directors, the Adviser, the Administrator, each liquidator and each of their members, managers, officers, employees, agents, controlling persons and any other affiliate and any person who otherwise serves at the request of the Board on behalf of the Fund (each, and “Indemnitee”) against any claim, demand, controversy, dispute, cost, loss, damage, expense (including attorneys’ fees), judgment and/or liability incurred by or imposed upon the Indemnitee in connection with any action, claim, suit, investigation or proceeding (including any proceeding before any court, arbitrator, administrative or legislative body or other agency) or any settlement thereof (subject to the terms of the LLC Agreement), to which the Indemnitee may be made a party or otherwise involved or with which the Indemnitee shall be threatened, arising out of (a) any mistake in judgment, (b) any action or omission done on behalf of the Fund or in furtherance of the interests of the Fund or the Members or otherwise arising out of or in connection with the Fund, or (c) losses due to the mistake, action, inaction or negligence of other agents of the Fund, except for such losses (x) arising from such Indemnitee’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Indemnitee’s position or losses due to a violation of an applicable law or regulation by the Indemnitee or (y) arising from the Indemnitee defending an actual or threatened claim, action, suit or proceeding against the Indemnitee brought or initiated by the Fund, the Board and/or the Adviser (or brought or initiated by the Indemnitee against the Fund, the Board and/or the Adviser). So long as the Fund is regulated under the Investment Company Act, the above indemnification and limitation of liability is limited by the Investment Company Act or by any valid rule, regulation or order of the SEC thereunder. The Investment Company Act provides, among other things, that a company may not indemnify any Director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of Directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct. In addition, the Fund has obtained liability insurance for the officers and Directors.

Item 31. Business and Other Connections of Investment Adviser

Information as to the directors and officers of the Fund’s Adviser, together with information as to any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each director, executive officer, managing member or partner of the Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, managing member, partner or trustee, is included in its Form ADV as filed with the Securities and Exchange Commission (File No. 801-6642), and is incorporated herein by reference.

Item 32. Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31 (a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained at the offices of (1) the Registrant, (2) the Registrant’s Administrator, and (3) the Registrant’s counsel. The address of each is as follows:

1.	TCW Spirit Direct Lending LLC

Attention: Andrew Bowden

515 South Flower Street

Los Angeles, California 90071

2.	TCW Asset Management Company LLC

Attention: Andrew Bowden

515 South Flower Street

Los Angeles, California 90071

3.	Clifford Chance US LLP

Two Manhattan West

375 9th Avenue

New York, NY 10001-1696

Item 33. Management Services

Not applicable.

Item 34. Undertakings

Not applicable.

Signatures

Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles in the State of California on the 30th day of May, 2024.

TCW Spirit Direct Lending LLC

By:	/s/ David Wang
Name: David Wang
Title: Chief Operating Officer

By:	/s/ Andrew Kim
Name: Andrew Kim
Title: Chief Financial Officer and Treasurer

Exhibit Index

(a)(1)	Limited Liability Company Agreement
(a)(2)	Amended and Restated Limited Liability Company Agreement
(a)(3)	Certificate of Formation
(g)	Investment Advisory and Management Agreement
(j)	Custody Agreement
(k)(1)	Administration Agreement
(k)(2)	Fee Waiver Agreement
(r)(1)	Code of Ethics of the Registrant
(r)(2)	Code of Ethics of TCW Asset Management LLC